UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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DFA Investment Dimensions Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DFA Investment Dimensions Group Inc.

VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio
VA International Value Portfolio
VA International Small Portfolio
VA Short-Term Fixed Portfolio
VA Global Bond Portfolio

PROXY STATEMENT
FOR SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 2, 2009

April 2, 2009

Dear Fellow Shareholder,

I am writing to invite you to attend a special meeting of shareholders for the Dimensional US mutual funds. The meeting will be held at 9:00 a.m. Central time on June 2, 2009 in the firm's offices at 6300 Bee Cave Road, Building One, in Austin, Texas.

At the meeting, shareholders will be asked to vote on proposals which will benefit the funds in the following ways:

•   Increase efficiency by operating the funds under uniform, modern and flexible governing documents.

•   Update, standardize and streamline outdated investment restrictions for some funds.

•   Give each of the funds more flexibility to adapt to changes in the investment marketplace.

Detailed information about the proposals is contained in the enclosed materials. Whether or not you plan to attend the meeting in person, we need your vote. It has been many years since we have gone to our shareholders to re-elect board members, but we are at the point where we need your vote to elect our directors and address other items. In order to minimize costs to our funds and reduce the need that we will need to contact you again, please vote today.

Voting is quick and easy. Everything you need to vote by mail, telephone, email or internet is found on the enclosed proxy card. If you have questions regarding these proxy materials, please call The Altman Group, the funds' professional proxy solicitation firm, toll-free at 1 (866) 721-1618.

We realize that you lead a busy life and may be tempted to put aside this proxy information for another time. By responding promptly, you will save the funds the expense of additional follow-up mailings and solicitations.

Thank you for investing with Dimensional.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

DFA INVESTMENT DIMENSIONS GROUP INC.

VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio
VA International Value Portfolio
VA International Small Portfolio
VA Short-Term Fixed Portfolio
VA Global Bond Portfolio

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Joint Meeting of Shareholders (the "Meeting") of the above-listed funds (each a "Fund," and together, the "Funds"), each of which is a separate portfolio of DFA Investment Dimensions Group Inc. ("DFAIDG" or the "Company"). The Funds will be participating in the Meeting with the other portfolios of the Company and the portfolios/series of Dimensional Investment Group Inc. ("DIG"), The DFA Investment Trust Company ("DFAITC") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each portfolio/series a "Dimensional Fund," and together, the "Dimensional Funds"). The Meeting is scheduled to be held on June 2, 2009 at 9:00 a.m. Central Time. The enclosed materials discuss several proposals (each a "Proposal," and together, the "Proposals") to be voted on at the Meeting, and contain the Proxy Statement and proxy card(s) or voting instruction form(s).

The Board of Directors of DFAIDG is soliciting the vote of shareholders of the Funds on the Proposals. The shares of the Funds are sold to separate accounts ("Separate Accounts") of certain life insurance companies (the "Participating Insurance Companies") to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of record of the Funds. Except as otherwise may be provided by applicable law, the owners of Variable Contracts whose Separate Account shares are attributable to a Fund have the right, and are being asked, to provide voting instructions to the Participating Insurance Company as to how the Separate Account should vote the shares of the Fund on the Proposals. The Participating Insurance Companies have agreed to solicit the owners of Variable Contracts and to vote at the Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from owners of the Variable Contracts.

If you are a Variable Contract owner, a voting instruction form is enclosed. When you vote your voting instruction form, it tells the Participating Insurance Company how you wish to vote the Fund shares attributable to your Variable Contract on important issues relating to the Fund or Funds underlying your Variable Contract. If you are a shareholder, one or more proxy card(s) are enclosed. The enclosed materials contain information about the Proposals being presented for your consideration. We request your prompt attention and vote by mail using the enclosed voting instruction form(s) or proxy card(s).

We urge you to spend a few minutes reviewing the Proposals in the Proxy Statement. Then, please fill out and sign the voting instruction form(s)/proxy card(s) and return it (them) to us so that we know how you would like to vote. When Variable Contract owners return their voting instructions promptly, the Funds may be able to save money by not having to conduct additional solicitations, including having the Participating Insurance Companies forward additional mailings. If your Variable Contract has amounts allocated to two or more Funds, you will receive a voting instruction form for each such Fund. PLEASE COMPLETE, SIGN AND RETURN each proxy card/voting instruction form that you receive.

We welcome your comments. If you have any questions, please call The Altman Group, Inc., the Funds' proxy solicitation firm, at 1 (866) 721-1618, 9:00 a.m. to 10:00 p.m., Eastern Time Zone.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. Please follow the instructions on the proxy card/voting instruction form(s) to vote by telephone or Internet.

QUESTIONS AND ANSWERS

While we encourage you to read the full text of the enclosed proxy materials, for your convenience we have provided a brief overview of the matters on which you are being asked to vote.

A Special Joint Meeting of Shareholders of the VA U.S. Large Value Portfolio (formerly, VA Large Value Portfolio), VA U.S. Targeted Value Portfolio (formerly, VA Small Value Portfolio), VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, and VA Global Bond Portfolio (each a "Fund," and together, the "Funds") will be held on June 2, 2009,(1) to vote on several important proposals that affect the Funds. Please read the enclosed materials and cast your vote on the proxy card(s)/voting instruction form(s) ("proxy card(s)").

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for each Fund have been carefully reviewed by the Board of Directors of DFA Investment Dimensions Group Inc. (the "Company" or "DFAIDG"). The Board members of the Company, most of whom are not affiliated with Dimensional Fund Advisors LP ("Dimensional" or the "Advisor"), are responsible for protecting your interests as a shareholder. The Board believes that these proposals, as they relate to each Fund, are in the best interests of shareholders. Your Fund's Board recommends that shareholders vote FOR each of the proposals.

The shares of the Funds are sold to separate accounts ("Separate Accounts") of certain life insurance companies (the "Participating Insurance Companies") to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by the Participating Insurance Companies. The owners of Variable Contracts whose Separate Account shares are attributable to a Fund have the right, and are being asked, to provide voting instructions to the Participating Insurance Company as to how the Separate Account should vote the shares of the Fund on the Proposals. The Participating Insurance Companies have agreed to solicit the owners of Variable Contracts and to vote at the Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from owners of the Variable Contracts.

Voting is quick and easy. Everything you need is enclosed.

You may cast your vote by simply completing the proxy card(s) enclosed in this package. You also may vote your shares by touch-tone telephone or through the Internet by calling the toll-free number or visiting the web site indicated on your proxy card(s), and following the instructions. Be sure to sign the proxy card(s) before submitting it (them).

If you have any questions before you vote, please call The Altman Group, Inc., at 1 (866) 721-1618, 9:00 a.m. to 10:00 p.m., Eastern Time Zone. They will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect your Fund(s). The proposals are described in greater detail in the enclosed Proxy Statement. We appreciate your placing your trust in Dimensional, and look forward to continuing to help you achieve your financial goals.

(1)  Along with the other Dimensional Funds that are issuing separate proxy solicitation materials.

Q&A - 1

Why am I being asked to vote now? I don't recall such requests in previous years.

Shareholder meetings, and the proxy votes solicited at those meetings, are infrequent for the Dimensional Funds, and are limited to consideration of important issues only. This is the first shareholder meeting for a Dimensional Fund since 1998.

The primary reason for calling the Meeting is to present the Directors for election by shareholders. By law, no more than one-third of a mutual fund's board of directors may be appointed without shareholder approval, meaning a maximum of two appointees would be permitted for DFAIDG's current eight-member Board. Since two of the current independent Directors have been appointed without shareholder approval (Robert C. Merton in 2003, and Abbie J. Smith in 2000), the death or departure of a current elected Director may create a vacancy that could not be filled without a time-consuming shareholder vote.

If the shareholders elect the eight nominees for Director, a future vacant Board position could be filled promptly by an appointee, allowing a smooth transition. Electing the nominees at the Meeting ensures that rigorous corporate oversight will continue without interruption.

An additional reason for holding the Meeting is to approve certain changes for each individual Fund (except as otherwise noted) in order to increase the operating efficiency of the Dimensional Funds. As legal requirements have evolved and changed over the last 25 years, and as the number of Dimensional Funds has increased over this time period, inconsistencies between certain Funds in the Dimensional Fund Complex have developed. Addressing the inconsistencies among the investment restrictions will allow outdated restrictions to be updated, standardized and streamlined. Some investment restrictions, for example, were required by law when a Fund was first organized, but the legal requirements have since been eliminated. The elimination of inconsistencies in the investment restrictions across the Funds, together with standardizing and streamlining, also may facilitate easier understanding of these restrictions across all Dimensional Funds by investors. Reducing and updating outdated investment restrictions now will allow the Funds to minimize the costs and delays associated with obtaining shareholder approval in the future. The rationale for the changes is not to pursue a different investment strategy, but to adopt a more modern and uniform set of investment restrictions, which may simplify investor review and the Funds' operations and oversight.

What proposals am I being asked to vote on?

You will be asked to vote on the following proposals if they apply to your Fund:

1.  To elect a Board of Directors for the Company.

2.  To approve Articles of Amendment and Restatement for the Company.

3.  To approve amendments to certain fundamental investment restrictions.

4.  To approve the elimination of certain fundamental investment restrictions.

5.  For the VA International Value Portfolio (the "International Fund") only, to approve Investment Sub-Advisory Agreements (the "Sub-Advisory Agreements") with Dimensional's foreign subsidiaries, DFA Australia Limited ("DFA Australia") and Dimensional Fund Advisors Ltd. ("DFAL," and together with DFA Australia, the "Sub-Advisors").

A description of each proposal is provided below.

1.  To elect a Board of Directors.

The nominees for election to serve as Directors of the Company are David G. Booth, George M. Constantinides, John P. Gould, Roger G. Ibbotson, Robert C. Merton, Eduardo A. Repetto, Myron S. Scholes and Abbie J. Smith. Each of the nominees, other than Mr. Repetto, is presently serving as a Director of DFAIDG.

Q&A-2

What role does the Board play? How are Board members affiliated with Dimensional?

Board members oversee Fund activities, review Fund performance, approve policy changes, and review contractual arrangements with companies that provide services to the Funds. Board members represent the Funds' shareholders and have an obligation to serve their best interests. Six of the eight nominees for election to serve as Directors are "independent," meaning the six nominees have no affiliation with the Funds (other than their position on the Board) or Dimensional management, and receive compensation solely from the Funds.

2.  To approve Articles of Amendment and Restatement (the "New Articles").

Why is this proposal being recommended?

The Company operates under a charter which describes how the Company conducts business. DFAIDG was organized a number of years ago, and its charter reflects the state laws that were in effect at the time. The purpose of the New Articles is to update the charter to reflect changes in Maryland corporate law since the Company was organized and to provide the Company with a more modern charter.

The Board believes that there are several advantages to adopting the New Articles. The New Articles will allow the Company to operate under more modern provisions now available under Maryland law. The New Articles will provide the Company with greater flexibility than was available when the Company was incorporated, which may enhance efficiency by allowing the Board to react more quickly to changes in competitive and regulatory conditions. In addition, as the Company and Dimensional Investment Group Inc., another investment company organized as a Maryland corporation, are adopting substantially identical charters, fund administration may be simplified, thereby reducing costs. Since these costs are paid by the Funds, any reduction directly benefits the Funds' shareholders.

Will the New Articles change the Board's responsibilities or obligations to my Fund?

No—the adoption of the New Articles will not alter the Board members' existing fiduciary duties.

3.  To approve amendments to certain fundamental investment restrictions.

What are these fundamental investment restrictions?

Each Fund is subject to certain investment restrictions that are considered to be "fundamental" because the restrictions may only be changed with shareholder approval. There are generally eight fundamental investment restrictions that each Fund is legally required to have, which cover the following activities: borrowing, lending, investments in real estate, investments in commodities, diversification, industry concentration, underwriting and issuing senior securities. The Funds are requesting shareholder approval to amend five of those eight investment restrictions, relating to borrowing, lending, investing in real estate, investing in commodities and diversification of investments.

What will be the effect of the amendments on my Fund's current fundamental investment restrictions?

The purpose of the amendments is to update those restrictions that are more restrictive than is currently required legally, and to standardize, to the extent practicable, all required fundamental investment restrictions across all of the Dimensional Funds. By modernizing and standardizing the five investment restrictions, the Funds and their service providers will be able to more efficiently monitor portfolio compliance. In addition, investors should benefit from enhanced efficiency when reviewing the more streamlined and uniform restrictions applicable to the Funds in the Funds' registration statement.

The Board and Dimensional do not anticipate that the proposed amendments will materially affect the Funds' investment objectives or strategies or change the way in which any Fund is currently managed.

Q&A-3

4.  To approve the elimination of certain fundamental investment restrictions.

What are these fundamental restrictions?

The Funds also are subject to fundamental investment restrictions that were once imposed by state securities laws or other regulatory authorities that now are outdated or no longer effective. Examples of outdated investment restrictions that may be applicable to many of the Funds include, for example, investments in other investment companies.

What will be the effect of the elimination of such investment restrictions on my Fund?

Eliminating outdated restrictions will enhance asset management of the Funds, by giving Dimensional greater flexibility to adapt to market, industry, regulatory, or technical changes in the future since these restrictions would no longer be in effect.

The Board and Dimensional do not anticipate that the proposed elimination of the fundamental investment restrictions will materially affect any of the Funds' investment objectives or current principal investment strategies, or change the way any Fund is currently managed.

5.  To approve two Sub-Advisory Agreements for the International Fund.

Why are the Sub-Advisory Agreements being recommended for the International Fund?

DFA Australia and DFAL, which are subsidiaries of Dimensional, presently provide consulting services to the International Fund and act as Sub-Advisors for other Dimensional Funds investing in non-U.S. securities. In their role as consultants, DFA Australia and DFAL are somewhat limited in the services that they can provide to the International Fund. Engaging DFA Australia and DFAL to act as Sub-Advisors for the International Fund will enhance flexibility and efficiency in portfolio management (for example, by allowing DFA Australia and DFAL to make timely investment decisions for the International Fund, such as when corporate actions require investment actions in a short time frame).

Will the implementation of the Sub-Advisory Agreements increase the fees and expenses of the International Fund?

No—Dimensional will pay the sub-advisory fees due to the Sub-Advisors, so the Sub-Advisory Agreements will have no impact on shareholder expenses for the International Fund. There will be no change in the management fees paid by the International Fund.

Has the Board approved the proposals that relate to each Fund?

Yes. The Board has unanimously approved the proposals, and recommends that shareholders vote to approve those that apply to your Fund(s).

Why is it important to vote promptly?

In order to hold a shareholder meeting, a certain percentage of a fund's shares (often referred to as "quorum") must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Funds may attempt to reach shareholders through multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the meeting does not have to be postponed.

Voting promptly will minimize the proxy solicitation costs incurred by the Funds. Since Fund shareholders bear these costs through their ownership of Fund shares, it is in your best interest to reduce those costs by helping us meet this quorum requirement as quickly as possible.

Q&A-4

Who is The Altman Group?

The Altman Group is a New Jersey-based company specializing in assisting financial firms with matters relating to shareholder meetings. It has been hired by the Company to contact shareholders and record proxy votes, but Altman is not affiliated with Dimensional in any way.

The Participating Insurance Companies also may engage their own solicitors (which may include The Altman Group) to solicit voting instructions from Variable Contract owners.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share you own of a Fund on the record date. The record date is March 27, 2009.

How do I vote my shares?

Voting is quick and easy. We have created four different options for you to vote:

1.  You may vote your shares by completing and signing the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope,

2.  You also may vote through the Internet by visiting the website printed on your proxy card(s) and following the instructions,

3.  You also may vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions, OR

4.  You also may attend the Meeting and vote in person.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call The Altman Group at 1 (866) 721-1618, 9:00 a.m. to 10:00 p.m., Eastern Time Zone.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Q&A-5

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 2, 2009

A Special Joint Meeting of Shareholders (the "Meeting") of the VA U.S. Large Value Portfolio (formerly, VA Large Value Portfolio), VA U.S. Targeted Value Portfolio (formerly, VA Small Value Portfolio), VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, and VA Global Bond Portfolio (each a "Fund," and together, the "Funds") of DFA Investment Dimensions Group Inc. (the "Company" or "DFAIDG") will be held at the Company's principal executive offices, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746 on June 2, 2009 at 9:00 a.m., Central Time. The Funds will be participating in the Meeting with the other portfolios of the Company and the portfolios/series of Dimensional Investment Group Inc. ("DIG"), The DFA Investment Trust Company ("DFAITC") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each portfolio/series a "Dimensional Fund," and together, the "Dimensional Funds"). DFAIDG, DIG, DFAITC and DEM are herein referred to each as a "Dimensional Company," and together, as the "Dimensional Companies."(1)

During the Meeting, shareholders of the Funds will be asked to vote on several proposals and sub-proposals (each a "Proposal" or "Sub-Proposal," and together, the "Proposals" or "Sub-Proposals"). The shares of the Funds are sold to separate accounts ("Separate Accounts") of certain life insurance companies (the "Participating Insurance Companies") to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of record of the Funds. Except as otherwise may be provided by applicable law, the owners of Variable Contracts whose Separate Account shares are attributable to a Fund have the right, and are being asked, to provide voting instructions to the Participating Insurance Company as to how the Separate Account should vote the shares of the Fund on the Proposals and Sub-Proposals. The Participating Insurance Companies have agreed to solicit and to vote at the Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from owners of the Variable Contracts.

The Proposals and Sub-Proposals to be considered at the Meeting are set forth below. Proposals and Sub-Proposals 1 through 5 are applicable to each Fund, unless otherwise indicated. The Board of Directors of DFAIDG recommends that you vote, or submit voting instructions, "FOR" each Proposal and Sub-Proposal.

1.  To elect a Board of Directors for DFAIDG.

2.  To approve Articles of Amendment and Restatement for DFAIDG, a form copy of such Articles of Amendment and Restatement is included in Exhibit B-1 of the Proxy Statement.

3.  To approve amendments to the following fundamental investment restrictions of each Fund (includes five (5) Sub-Proposals):

(a)  To amend the fundamental investment restriction regarding borrowing.

(b)  To amend the fundamental investment restriction regarding lending.

(c)  To amend the fundamental investment restriction regarding investments in real estate.

(d)  To amend the fundamental investment restriction regarding investments in commodities.

(e)  To amend the fundamental investment restrictions regarding diversification of investments.

4.  To approve the elimination of the following fundamental investment restrictions of each Fund (includes nine (9) Sub-Proposals):

(a)  To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets.

(1)  The Dimensional Funds, other than the Funds, are issuing separate proxy solicitation materials. Among other items, shareholders of the other series of DFAIDG are being asked to vote on the election of Directors for DFAIDG and the approval of Articles of Amendment and Restatement for DFAIDG.

1

(b)  To eliminate the fundamental investment restriction regarding purchasing securities on margin.

(c)  To eliminate the fundamental investment restriction regarding investing in restricted or illiquid securities.

(d)  To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control.

(e)  To eliminate the fundamental investment restriction regarding investing in other investment companies.

(f)  To eliminate the fundamental investment restriction regarding management ownership of securities of an issuer.

(g)  To eliminate the fundamental investment restriction regarding acquiring interests in oil, gas or other mineral exploration, leases, or development programs.

(h)  To eliminate the fundamental investment restriction regarding investing in warrants.

(i)  To eliminate the fundamental investment restriction regarding writing or acquiring options.

5.  To approve new investment sub-advisory agreements for the VA International Value Portfolio (the "International Fund") as follows (includes two (2) Sub-Proposals) (only applies to the International Fund):

(a)  To approve a new investment sub-advisory agreement among Dimensional Fund Advisors LP (the "Advisor"), DFA Australia Limited ("DFA Australia"), and DFAIDG, on behalf of the International Fund.

(b)  To approve a new investment sub-advisory agreement among the Advisor, Dimensional Fund Advisors Ltd. ("DFAL"), and DFAIDG, on behalf of the International Fund.

By Order of the Board of Directors of DFAIDG,

Catherine L. Newell
Vice President and Secretary

April 7, 2009

Please read the proxy materials carefully and sign and promptly return the proxy card(s)/voting instruction form(s) you receive in the regardless of the number of shares attributable to your Variable Contract. For further information on attending the Meeting in person please call 1(866) 721-1618.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL JOINT SHAREHOLDER MEETING TO BE HELD ON JUNE 2, 2009.
The Notice, Proxy Statement and Proxy Card are available at www.proxyonline.com.

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DFA Investment Dimensions Group Inc.

VA U.S. Large Value Portfolio (formerly, VA Large Value Portfolio)
VA U.S. Targeted Value Portfolio (formerly, VA Small Value Portfolio)
VA International Value Portfolio
VA International Small Portfolio
VA Short-Term Fixed Portfolio
VA Global Bond Portfolio

PROXY STATEMENT

PROXY STATEMENT

TABLE OF CONTENTS

Information about Voting		1

Proposal 1:	Election of a Board of Directors for DFAIDG	4

Proposal 2:	Approval of Articles of Amendment and Restatement	14

Introduction to Proposals 3 and 4		15

Proposal 3:	Approval of Amendments to Certain Fundamental Investment Restrictions (This Proposal involves separate votes on Sub-Proposals 3(a)–3(e))	17

Sub-Proposal 3(a):	To Amend the Fundamental Investment Restriction Regarding Borrowing	17

Sub-Proposal 3(b):	To Amend the Fundamental Investment Restriction Regarding Lending	18

Sub-Proposal 3(c):	To Amend the Fundamental Investment Restriction Regarding Investments in Real Estate	19

Sub-Proposal 3(d):	To Amend the Fundamental Investment Restriction Regarding Investments in Commodities	19

Sub-Proposal 3(e):	To Amend the Fundamental Investment Restrictions Regarding Diversification of Investments	20

Proposal 4:	Approval of the Elimination of Certain Fundamental Investment Restrictions (This Proposal involves separate votes on Sub-Proposals 4(a)–4(i))	22

Sub-Proposal 4(a):	To Eliminate the Fundamental Investment Restriction Regarding Pledging, Mortgaging or Hypothecating Assets	22

Sub-Proposal 4(b):	To Eliminate the Fundamental Investment Restriction Regarding Purchasing Securities on Margin	23

Sub-Proposal 4(c):	To Eliminate the Fundamental Investment Restriction Regarding Investing in Illiquid or Restricted Securities	23

Sub-Proposal 4(d):	To Eliminate the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control	24

Sub-Proposal 4(e):	To Eliminate the Fundamental Investment Restriction Regarding Investing in Other Investment Companies	24

Sub-Proposal 4(f):	To Eliminate the Fundamental Investment Restriction Regarding Management Ownership of Securities of an Issuer	24

Sub-Proposal 4(g):	To Eliminate the Fundamental Investment Restriction Regarding Acquiring Interests in Oil, Gas or Other Mineral Exploration, Leases or Development Programs	25

Sub-Proposal 4(h):	To Eliminate the Fundamental Investment Restriction Regarding Investing in Warrants	25

Sub-Proposal 4(i):	To Eliminate the Fundamental Investment Restriction Regarding Writing or Acquiring Options	26

i

Proposal 5:	Approval of New Investment Sub-Advisory Agreements among the Advisor, each of DFA Australia Limited and Dimensional Fund Advisors, Ltd., and DFAIDG, on behalf of the VA International Value Portfolio (This Proposal involves separate votes on Sub-Proposals 5(a)–5(b))	27

Sub-Proposal 5(a):	To Approve the Proposed Sub-Advisory Agreement among the Advisor, DFA Australia, and DFAIDG, on behalf of the International Fund	30

Sub-Proposal 5(b):	To Approve the Proposed Sub-Advisory Agreement among the Advisor, DFAL, and DFAIDG, on behalf of the International Fund	32

Additional Information About the Funds		34

Further Information about Voting and the Meeting		35

Exhibit List		37

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INFORMATION ABOUT VOTING

Who is Asking for my Vote?

The Board of Directors of DFA Investment Dimensions Group Inc. ("DFAIDG" or the "Company") has requested that shareholders of the VA U.S. Large Value Portfolio (formerly, VA Large Value Portfolio), VA U.S. Targeted Value Portfolio (formerly, VA Small Value Portfolio), VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, and VA Global Bond Portfolio series of the Company (each a "Fund," and together, the "Funds") vote on several important matters (each a "Proposal" or "Sub-Proposal," and together, the "Proposals" or "Sub-Proposals") in connection with a Special Joint Meeting of Shareholders (the "Meeting"). The Funds will be participating in the Meeting with the other portfolios of the Company (together, the "Series") and the portfolios/series of Dimensional Investment Group Inc. ("DIG"), The DFA Investment Trust Company ("DFAITC") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each portfolio/series a "Dimensional Fund," and together, the "Dimensional Funds"). Each of DFAIDG, DIG, DFAITC and DEM is hereinafter referred to in this Proxy Statement as a "Dimensional Company," and together, as the "Dimensional Companies." The Meeting is scheduled to be held on June 2, 2009 at 9:00 a.m. Central Time at the Dimensional Companies' principal executive offices, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746.

Shares of the Funds are sold to separate accounts ("Separate Accounts") of certain life insurance companies (the "Participating Insurance Companies") to fund benefits payable under certain variable annuity contracts and variable life insurance policies (together, "Variable Contracts") issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of the Funds. The Separate Accounts invest in shares of the Funds in accordance with instructions from owners of the Variable Contracts.

In accordance with current law, the Separate Accounts, which are the shareholders of record of the Funds, in effect, pass along their voting rights to the owners of the Variable Contracts. Each Participating Insurance Company is seeking instructions as to how the owners of its Variable Contracts wish the Participating Insurance Company to vote the shares of the Funds technically owned by the Separate Account, but in which the owners of the Variable Contracts may have or may be deemed to have a beneficial interest. The Participating Insurance Companies communicate directly with the owners of Variable Contracts about the procedures that the Participating Insurance Companies follow in seeking instructions and voting shares under the particular Separate Account. Each Participating Insurance Company has agreed to solicit the owners of the Variable Contracts, and to vote at the Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from the owners of the Variable Contracts.

For the limited purpose of this Proxy Statement, the terms "shareholder," "you," and "your" refer to (i) Variable Contract owners, which may have, or may be deemed to have, a beneficial interest in the Funds; (ii) Separate Accounts and Participating Insurance Companies, as direct owners of Fund shares; and (iii) any other direct shareholders of the Funds, unless the context otherwise requires.

For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Company, although all actions are actually taken by the Company on behalf of the Fund.

Who is Eligible to Vote?

Shareholders of record at the close of business on March 27, 2009 (the "Record Date") are entitled to be present and to vote at the Meeting or any adjournment of the Meeting. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting. In addition, the owners of a Variable Contract that had a Variable Account allocated to a Fund as of the close of business on the Record Date are entitled to instruct the Participating Insurance Company on how to vote on the Proposals and Sub-Proposals relating to that Fund.

The Notice of Special Joint Meeting of Shareholders ("Notice"), proxy card(s)/voting instruction form(s) ("proxy card(s)") and the Proxy Statement were first mailed to shareholders of record on or about April 7, 2009.

On What Issues am I Being Asked to Vote?

The Proposals and Sub-Proposals to be considered at the Meeting are set forth below. Each Fund is being asked to consider each Proposal and Sub-Proposal 1 through 5, unless otherwise indicated.

1.  To elect a Board of Directors for DFAIDG.

2.  To approve Articles of Amendment and Restatement for DFAIDG.

3.  To approve amendments to the following fundamental investment restrictions of each Fund (includes five (5) Sub-Proposals):

(a)  To amend the fundamental investment restriction regarding borrowing.

(b)  To amend the fundamental investment restriction regarding lending.

(c)  To amend the fundamental investment restriction regarding investments in real estate.

(d)  To amend the fundamental investment restriction regarding investments in commodities.

(e)  To amend the fundamental investment restrictions regarding diversification of investments.

4.  To approve the elimination of the following fundamental investment restrictions for each Fund (includes nine (9) Sub-Proposals, as applicable):

(a)  To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets.

(b)  To eliminate the fundamental investment restriction regarding purchasing securities on margin.

(c)  To eliminate the fundamental investment restriction regarding investing in restricted or illiquid securities.

(d)  To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control.

(e)  To eliminate the fundamental investment restriction regarding investing in other investment companies.

(f)  To eliminate the fundamental investment restriction regarding management ownership of securities of an issuer.

(g)  To eliminate the fundamental investment restriction regarding acquiring interests in oil, gas or other mineral exploration, leases, or development programs.

(h)  To eliminate the fundamental investment restriction regarding investing in warrants.

(i)  To eliminate the fundamental investment restriction regarding writing or acquiring options.

5.  To approve new investment sub-advisory agreements for the VA International Value Portfolio (the "International Fund") as follows (includes two (2) Sub-Proposals) (only applies to the International Fund):

(a)  To approve a new investment sub-advisory agreement among Dimensional Fund Advisors LP (the "Advisor"), DFA Australia Limited ("DFA Australia"), and the Company, on behalf of the International Fund.

(b)  To approve a new investment sub-advisory agreement among the Advisor, Dimensional Fund Advisors Ltd. ("DFAL"), and the Company, on behalf of the International Fund.

How Does the Board of the Company Recommend that I Vote?

The Board of Directors of DFAIDG (the "Board") unanimously recommends that shareholders of the Funds vote "FOR" each Proposal and Sub-Proposal.

How Do I Ensure that my Vote is Accurately Recorded?

You may attend the Meeting and vote or submit your voting instructions in person or you may complete and return the enclosed proxy card(s). Additionally, you may vote or submit your voting instructions by touch-tone telephone by calling the number on the enclosed proxy card or through the Internet by following the instructions on the enclosed proxy card. If you have any questions regarding how to vote your shares, please call the Altman Group at 1(866) 721-1618, 9:00 a.m. to 10:00 p.m., Eastern Time.

Proxy cards that are properly executed prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals 1 through 5 on which you are entitled to vote, your proxy will be voted as you indicate, and any such Proposal for which no vote is specified will be voted "FOR" that Proposal. If you execute the proxy card, but do not specify a vote on any of the Proposals 1 through 5 on which you are entitled to vote, your shares will be voted "FOR" all Proposals on which you are entitled to vote.

With respect to owners of Variable Contracts that are submitting voting instruction forms, voting instruction forms that are properly signed, dated, and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote on any of the Proposals 1 through 5, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. Any shares of a Fund for which no voting instructions are given, and signed voting instruction forms without specified instructions, generally will be voted by the Participating Insurance Company, if required, in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that Variable Contract owners representing a small number of Fund shares may determine the outcome of the vote on a Proposal. Variable Contract owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

May I Revoke my Voting Instructions/Proxy?

If you are a Variable Contract owner, you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, by signing and forwarding to the Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Meeting. Variable Contract owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

If you are a direct owner of Fund shares, you may revoke your proxies at any time before they are voted by forwarding a written revocation or a later-dated proxy to DFAIDG, provided that is received by DFAIDG at or prior to the Meeting, or by attending the Meeting and voting in person.

Reports to Shareholders and Financial Statements

Each Fund's audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please write to the Company at 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary; call collect at (512) 306-7400; or access the reports on the Funds' Web site at www.dimensional.com.

PROPOSAL 1:  ELECTION OF A BOARD OF DIRECTORS FOR DFAIDG

Introduction to Proposal 1

In Proposal 1, shareholders of each Fund are being asked to elect eight Directors (together, the "Director Nominees") to the Board of the Company.

The Directors of the Board (each a "Director," and together, the "Directors") are responsible for supervising the management of DFAIDG and serving the needs and best interests of Fund shareholders. The Director Nominees for election to serve as Directors for the Company are David G. Booth, George M. Constantinides, John P. Gould, Roger G. Ibbotson, Robert C. Merton, Eduardo A. Repetto, Myron S. Scholes and Abbie J. Smith.

Who are the Director Nominees?

All of the Director Nominees standing for election, other than Mr. Repetto, are presently members of the Board. The Board is comprised of six Board members who are not "interested persons" of the Company, as that term is defined in the 1940 Act (together, the "Disinterested Directors"), and two Board members who are "interested persons" of the Company (together, the "Interested Directors"). Among the Director Nominees, David G. Booth and Eduardo A. Repetto are deemed to be Interested Directors. Rex A. Sinquefield, who currently serves as a Director of the Company and is deemed to be an Interested Director, is not standing for election.

Listed below, beside the name, address, and age of each Director Nominee, are the Director Nominee's positions and length of service on the Board, principal occupations during the past five years (their titles may have varied during that period), the number of funds in the Dimensional Funds Complex that the Director Nominees oversee, and other board memberships that Director Nominees hold (if applicable). The Dimensional Funds Complex (the "Dimensional Funds") consists of the four Dimensional Companies.

DISINTERESTED DIRECTOR NOMINEES

Name, Address and Age	Position	Term of Office and Length of Time Served+	Number of Funds in the Dimensional Funds overseen by the Director	Principal Occupation During Past 5 Years	Other Directorships Held
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	Director	Since 1983	89 portfolios in 4 investment companies	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	None

Name, Address and Age	Position	Term of Office and Length of Time Served+	Number of Funds in the Dimensional Funds overseen by the Director	Principal Occupation During Past 5 Years	Other Directorships Held
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70	Director	Since 1986	89 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member of the Board of Milwaukee Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext Inc. (1999-2006). Formerly, Senior Vice President, Lexecon Inc. (economics, law, strategy, and finance consulting) (1994-2004).	Trustee, Harbor Fund (registered investment company (27 Portfolios (since 1994).

Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 66	Director	Since 1981	89 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Consultant to Morningstar, Inc. (since 2006). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006).	None

Name, Address and Age	Position	Term of Office and Length of Time Served+	Number of Funds in the Dimensional Funds overseen by the Director	Principal Occupation During Past 5 Years	Other Directorships Held
Robert C. Merton Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 64	Director	Since 2003	89 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MFRisk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008). Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007). Formerly, Co-founder, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (investment banking advice and strategic consulting) (2002-2008).	Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street, Building 4 Rye Brook, NY 10573 Age: 67	Director	Since 1981	89 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008).	Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Name, Address and Age	Position	Term of Office and Length of Time Served+	Number of Funds in the Dimensional Funds overseen by the Director	Principal Occupation During Past 5 Years	Other Directorships Held
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 55	Director	Since 2000	89 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).	Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000) and Director, Ryder System, Inc. (transportation, logistics and supply-chain management) (since 2003); and Director/Trustee, UBS Funds (fund complex) (55 portfolios) (since 2008).

INTERESTED DIRECTOR NOMINEES

Name, Address and Age	Position	Term of Office and Length of Time Served+	Number of Funds in the Dimensional Funds overseen by the Director	Principal Occupation During Past 5 Years	Other Directorships Held
David G. Booth* Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 Age: 62	Chairman, Director, President and Chief Executive Officer	Since 1981	89 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Chief Executive Officer and, formerly, Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities Inc., DEM, DFAIDG, DIG and DFAITC. Chairman, Director, President and Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Investment Officer. Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Formerly, Director of Dimensional Funds PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC.	None

Name, Address and Age	Position	Term of Office and Length of Time Served+	Number of Funds in the Dimensional Funds overseen by the Director	Principal Occupation During Past 5 Years	Other Directorships Held
Eduardo A. Repetto* Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 Age: 41	Director, Vice President and Chief Investment Officer	N/A	89 portfolios in 4 investment companies	Chief Investment Officer (beginning March 2007) and Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities Inc., DEM, DFAIDG, DIG, DFAITC, DFA Australia Limited, Dimensional Fund Advisors Ltd. and Dimensional Fund Advisors Canada Inc. Formerly, Research Associate for Dimensional Fund Advisors LP (June 2000 to April 2002).	None

  +  Each Director holds office for an indefinite term until his or her successor is elected and qualified or the Director earlier dies, resigns, or is removed.

  *  Mr. Booth is an Interested Director due to his position with the Advisor. If elected, Mr. Repetto will be an Interested Director due to his position with the Advisor.

If elected, each Director Nominee will hold office for an indefinite term until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, or removal. Each Director Nominee currently is available and has consented to serve if elected. If any of the Director Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Board members.

Ms. Smith and Mr. Merton, although each currently serves on the Board, are standing for election by shareholders of DFAIDG for the first time. Ms. Smith was appointed to the Board in 2000, and was recommended for appointment to the Board by the Nominating Committee, which consisted solely of Disinterested Directors. Mr. Merton was appointed to the Board in 2003 and also was recommended for appointment by the Nominating Committee, which consisted solely of Disinterested Directors. In both cases, the candidates were initially identified by the Disinterested Directors during a search process for potential candidates that was undertaken by the Nominating Committee.

Mr. Repetto presently does not serve on the Board. Mr. Repetto was recommended to the Nominating Committee for consideration for nomination for election to the Board by the Chief Executive Officer of the Company. After a review and assessment of Mr. Repetto's qualifications, Mr. Repetto was nominated by the Boards, based on the recommendation of the Nominating Committee, to stand for election as Director at the Meeting.

How are Nominees for Director Selected?

The Board has a Nominating Committee, consisting of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Robert C. Merton, Myron S. Scholes, and Abbie J. Smith, all of whom are Disinterested Directors of the Company. The Nominating Committee is responsible for recommending candidates to serve as Disinterested Directors to the incumbent Disinterested Directors and to the full Board. While the Nominating Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate's qualifications, the Nominating Committee may consider, among other things, (1) whether or not the person is an "interested person," as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a Board member; (2) whether or not the person has any relationships that might impair the person's independence; (3) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; and (4) the candidate's judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity, and size.

When the Board has, or expects to have, a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended as nominees for election as Board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Company's Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources, an ample number of qualified candidates. The Company's Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if the recommendations are submitted in writing and addressed to the Company's Secretary at such address as is set forth in the Company's disclosure documents. Additionally, the recommendation must include appropriate background material, including (i) the name and address of the Qualifying Fund Shareholder; (ii) the number of shares of each series of the Company that are owned of record and beneficially by the Qualifying Fund Shareholder, and the length of such ownership; (iii) a description of all arrangements and undertakings between the Qualifying Fund Shareholder and any other person(s) pursuant to which such recommendation is made; (iv) the name and address of the nominee; (v) the nominee's resume or curriculum vitae; and (vi) a written consent of the individual nominee to stand for election. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, who: (a) owns of record, or beneficially through a financial intermediary, 5% or more of the Company's outstanding shares; and (b) has owned such shares for twelve months or more prior to submitting the recommendation to the Nominating Committee. The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written Charter for the Nominating Committee. A copy of the Nominating Charter is attached as Exhibit A-1 to this Proxy Statement. The Nominating Committee met once during the Company's fiscal year ended October 31, 2008.

How Often Does the Board Meet and What Are the Board Members Paid?

The Board is responsible for establishing the Company's policies and for overseeing the management of the Company.

The Board held five meetings during the fiscal year ended October 31, 2008. Each incumbent Director who is standing for election at this Meeting attended at least 75% of the aggregate total number of meetings of the Board and the total number of meetings held by all committees of the Board during the Company's fiscal year ended October 31, 2008. The Company currently does not have a formal policy regarding Board members' attendance at annual shareholders' meetings but encourages Directors to do so. In addition, the Company did not hold, nor was it required to hold, an annual meeting at which Board members were elected during the Company's fiscal year ended October 31, 2008.

Each Disinterested Director is compensated by the Company for which he/she serves as a Board member. The Interested Directors are not compensated for their services as Board members by the Company. The Company does not maintain or provide pension or retirement benefits to its Board members.

The following table identifies the amount of compensation that each Director received from the Company and the aggregate amount of compensation that each Director received from the Dimensional Companies during the fiscal period from December 1, 2007 to October 31, 2008. Additionally, the table provides the amount of compensation that was received by the highest paid executive officer of the Company. No other executive officer is compensated by the Company.

Name and Position	Aggregate compensation from DFAIDG*	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefit upon Retirement	Total Compensation the Dimensional Funds Paid to Directors
George M. Constantinides Disinterested Director	$78,594	N/A	N/A	$150,000
John P. Gould Disinterested Director	$78,594	N/A	N/A	$150,000
Roger G. Ibbotson Disinterested Director	$83,764	N/A	N/A	$160,000
Robert C. Merton Disinterested Director	$78,594	N/A	N/A	$150,000

Name and Position	Aggregate compensation from DFAIDG*	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefit upon Retirement	Total Compensation the Dimensional Funds Paid to Directors
Myron S. Scholes Disinterested Director	$78,594	N/A	N/A	$150,000
Abbie J. Smith Disinterested Director	$78,594	N/A	N/A	$150,000
Christopher S. Crossan Chief Compliance Officer	$159,136	N/A	N/A	N/A
David G. Booth Interested Director	$0	N/A	N/A	$0

  *  Under a deferred compensation plan (the "Plan") adopted effective January 1, 2002, the Disinterested Directors of the Dimensional Companies may defer receipt of all or a portion of their compensation for serving as Board members. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the Dimensional Funds (the "Reference Funds" or "Simulated Funds"). The amounts ultimately received by the Disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a Fund's assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Disinterested Director or to pay any particular level of compensation to the Disinterested Director. The total amount of deferred compensation accrued by the Disinterested Directors who participated in the Plan during the fiscal year ended October 31, 2008 is as follows: $160,000 (Mr. Ibbotson); $150,000 (Mr. Scholes); and $150,000 (Ms. Smith). A Disinterested Director's deferred compensation will be distributed at the earlier of: (a) January in the year after the Disinterested Director's resignation from the Boards, or death or disability, or (b) five years following the first deferral, in such amounts as the Disinterested Director has specified. The obligations of the Dimensional Funds to make payments under the Plan will be unsecured general obligations of the Dimensional Funds, payable out of the general assets and property of the Dimensional Funds.

The following tables provide the dollar range of shares of the Funds and the aggregate dollar range of shares of the Dimensional Funds that are beneficially owned by each Director Nominee as of December 31, 2008:

DISINTERESTED DIRECTOR NOMINEES

Name	Dollar Range of Shares Owned/Fund Name	Aggregate Dollar Range of Shares Owned in All Companies Overseen by Director in the Dimensional Funds
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**

John P. Gould	None	None Directly; Over $100,000 in Simulated Funds**

Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**

Robert C. Merton	None	None Directly; Over $100,000 in Simulated Funds**

Myron S. Scholes	None	$10,001-$50,000; Over $100,000 in Simulated Funds**

Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds**

  **  As discussed above, the Disinterested Directors of the Dimensional Companies may invest all or a portion of their compensation for serving as Board members in Simulated Funds, which represent a cross-section of the Dimensional Funds.

INTERESTED DIRECTOR NOMINEES

Name	Dollar Range of Shares Owned/Fund Name	Aggregate Dollar Range of Shares Owned in All Companies Overseen by Director in the Dimensional Funds
David G. Booth	None	Over $100,000

Eduardo A. Repetto	None	Over $100,000

Who are the Executive Officers of the Company?

Officers of the Company are appointed by the Board and serve at the pleasure of the Board. Exhibit A-2 to this Proxy Statement identifies the executive officers of the Company, and provides the officers' names, ages and addresses, as well as their positions and length of service with the Company, and principal occupations during the past five years.

What are the Standing Committees of the Board?

The Board has three standing committees: the Audit Committee, the Portfolio Performance and Service Review Committee (the "Performance Committee"), and the Nominating Committee. For more information on the Nominating Committee, see "How are Nominees for Directors Selected?" above.

The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith, all of whom are Disinterested Directors. The Audit Committee oversees the Company's accounting and financial reporting policies and practices, the Company's internal controls, the Company's financial statements and the independent audits thereof, and performs other oversight functions as requested by the Board. The Audit Committee is responsible for the appointment, compensation, and selection of, and recommends the appointment to the Board of, the Company's independent registered public accounting firm (the "auditors") and also acts as a liaison between the Company's auditors and the Company's Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2008.

The Performance Committee is comprised of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton, all of whom are Disinterested Directors. The Performance Committee regularly reviews and monitors the investment performance of the Company's Funds and reviews the performance of the Company's service providers. There were five Performance Committee meetings held during the fiscal year ended October 31, 2008.

Who are the Company's Auditors?

Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") to serve as auditors of the Company. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available to respond to any appropriate questions.

Audit Fee Information for the Company.

Audit Fees

The aggregate fees billed for professional services rendered by PwC for the audit of the Company's annual financial statements and for review of the financial statements included in the Company's annual reports or for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for the Company's fiscal years ended November 30, 2007 and October 31, 2008 were $643,000 and $813,834, respectively.

Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by PwC that were reasonably related to the performance of the audit or review of the Company's financial statements, which were not reported under "Audit Fees" above, for the Company's fiscal years ended November 30, 2007 and October 31, 2008 were $59,541 and $69,941, respectively. The Audited-Related Fees included fees for services related to limited procedures performed in connection with the production of the Company's semi-annual financial statements.

The Audit-Related Fees required to be approved by the Company's Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were $130,000 and $165,000 for the fiscal years ended November 30, 2007 and October 31, 2008, respectively. The Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SAS 70 report regarding controls at the Advisor.

Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning for the Company for the fiscal years ended November 30, 2007 and October 31, 2008 were $134,199 and $233,289, respectively. The Tax Fees included fees for tax services in connection with the Company's excise tax calculations, limited review of the Company's applicable tax returns and capital gains tax services in India.

There were no Tax Fees required to be approved by the Company's Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the last two fiscal years.

All Other Fees

There were no additional fees paid by the Company for products and services provided by PwC, other than the services reported above, for the Company's last two fiscal years. There were no "All Other Fees" required to be approved by the Company's Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years ended November 30, 2007 and October 31, 2008.

The Audit-Related Fees and Tax Fees disclosed above were approved by the Audit Committee of the Board but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The percentage of hours expended on PwC's engagement to audit the Company's financial statements for the fiscal year ended October 31, 2008 that were attributed to work performed by persons other than the auditors' full time, permanent employees was not greater than 50%.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to the Company, the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Company for the fiscal years ended November 30, 2007 and October 31, 2008 were $557,072 and $918,979, respectively.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Company, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors' independence.

Pre-Approval Policies and Procedures

The Audit Committee of the Board has adopted Pre-Approval Policies and Procedures. The Pre-Approval Policies and Procedures are set forth in Exhibit A-3 to this Proxy Statement.

What is the Required Vote to Elect Directors?

The Director Nominees will be elected to the Board of DFAIDG by the affirmative vote of a plurality of votes cast collectively by shareholders of all of the Series of DFAIDG, including the Funds. This means that the Director Nominees receiving the largest number of votes will be elected to fill the eight available positions.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF
THE DIRECTOR NOMINEES TO THE BOARD.

PROPOSAL 2:  APPROVAL OF ARTICLES OF AMENDMENT AND RESTATEMENT

Introduction to Proposal 2

In Proposal 2, shareholders of the Funds are being asked to approve Articles of Amendment and Restatement for DFAIDG.

The Company is organized as a corporation under Maryland law and operates pursuant to a charter, called articles of incorporation, which sets forth various provisions relating primarily to the authority of DFAIDG to conduct business and to the governance of DFAIDG. DFAIDG was incorporated under Maryland law a number of years ago pursuant to its articles of incorporation, which have since been amended and/or supplemented (collectively, the "Current Articles"). The Board unanimously recommends that shareholders of the Company approve the proposed Articles of Amendment and Restatement (the "New Articles") for the Company, in substantially the form attached as Exhibit B-1 to this Proxy Statement. DIG is also organized as a corporation under Maryland law and operates pursuant to articles of incorporation (DFAIDG and DIG are each a "Maryland Company," and collectively, the "Maryland Companies"). The purpose of the New Articles is to provide DFAIDG with a more modern charter that is uniform among all of the Maryland Companies and to make administration of the Maryland Companies more efficient.

Why is the Board Recommending Approval of the New Articles?

The Board believes that there are advantages to adopting the New Articles for DFAIDG. First, adopting a charter that is substantially identical for each Maryland Company will promote uniformity of fund administration and therefore could make fund compliance, legal interpretation and corporate governance less burdensome and costly for the Maryland Companies, including DFAIDG, and their shareholders.

Since the time DFAIDG was organized, the Maryland corporate laws applicable to the Company have changed. The New Articles also are intended to give DFAIDG and the Board additional flexibility by allowing the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow DFAIDG to operate in a more efficient and economical manner.

Adoption of the New Articles will not alter in any way the Directors' existing fiduciary duties to shareholders.

How Do the Current Articles Compare to the New Articles?

A comparison of the significant provisions of the New Articles to the Current Articles is included in Exhibit B-2 to this Proxy Statement. The New Articles would amend and restate the Current Articles in a number of ways, including, for example, (i) providing additional protections, including indemnification and advancement of expenses, to the Directors and officers to the maximum extent permitted under Maryland corporate law; (ii) providing additional authority to the Board to redeem shares involuntarily, including instances where shareholder accounts have fallen below the minimum account size; and (iii) allowing the Board to convert shares of one Fund or class into another Fund or class without a shareholder vote. In addition to the substantive changes described above and in Exhibit B-2 to this Proxy Statement, there are other stylistic differences between the New Articles and the Current Articles. The discussion above and in Exhibit B-2 to this Proxy Statement is qualified in its entirety by reference to the New Articles themselves, a form of which is attached as Exhibit B-1 to this Proxy Statement.

Adoption of the New Articles will not result in changes to: (1) DFAIDG's officers or Directors (although Directors may change pursuant to Proposal 1 in this Proxy Statement with respect to the election of Directors); (2) the investment objectives, strategies or restrictions described in the Funds' current registration statement (although this will change if approved pursuant to Proposals 3 and 4 in this Proxy Statement); (3) DFAIDG's service providers; or (4) the fees or expenses incurred by DFAIDG or the Funds.

What is the Required Vote on Proposal 2?

For Proposal 2, the approval of the New Articles for DFAIDG requires the affirmative vote of a majority of the outstanding shares of DFAIDG. This means that shareholders of all of the Series of DFAIDG, including the Funds, voting collectively, will determine if the New Articles are approved, regardless of the results of the votes cast by the shareholders of each individual Series of DFAIDG. If the New Articles are not approved by shareholders of DFAIDG, then the Company's Current Articles will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
ARTICLES OF AMENDMENT AND RESTATEMENT.

INTRODUCTION TO PROPOSALS 3 AND 4

Under the 1940 Act, investment companies, such as the Funds, are required to designate investment restrictions governing several specifically enumerated investment practices as "fundamental." Investment companies also may voluntarily designate additional restrictions relating to other investment practices as fundamental. An investment restriction is "fundamental" under the 1940 Act if the restriction can be changed or eliminated only with shareholder approval. These restrictions may limit the investment activities of the Advisor.

Since the time when the Funds were created, certain legal and regulatory requirements applicable to investment companies and their investment activities have changed. For example, certain investment restrictions that historically were imposed by state laws and regulations were later preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"), and, therefore, these state requirements no longer apply to federally registered investment companies, such as the Funds. As a result, many of the Funds currently are subject to a number of fundamental investment restrictions that: (i) are more restrictive than the investment restrictions required under present law; (ii) are no longer required by the federal securities laws, the interpretations of the U.S. Securities and Exchange Commission ("SEC"), or state securities laws and regulations; (iii) were adopted in response to regulatory, business or industry conditions that no longer exist; or (iv) vary only slightly (and not substantively) from those investment restrictions that now are considered to be the standard forms of investment restrictions for the Dimensional Funds.

The Board has reviewed the Funds' fundamental investment restrictions, and is recommending that the shareholders of the Funds approve the proposed amendment or elimination of certain fundamental investment restrictions in order to: (i) conform and standardize each Fund's fundamental investment restrictions across substantially all of the Dimensional Funds; (ii) update the investment restrictions that are more restrictive than currently is legally required; or (iii) eliminate those fundamental investment restrictions that no longer are required by the federal or individual states' securities laws.

The Board and the Advisor believe that there are several advantages to revising the Funds' fundamental investment restrictions at this time. First, by reducing the total number of fundamental investment restrictions and/or updating the language of the investment restrictions at the Meeting, the Funds may be able to minimize the costs and delays associated with obtaining future shareholder approval to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the Board and the Advisor believe that the Advisor's ability to manage a Fund's assets in a changing investment environment may be enhanced because a Fund, to the extent it is currently subject to more restrictive or outdated restrictions, will have greater investment management flexibility to respond to market, industry, regulatory, or technical changes and innovations by seeking Board, rather than shareholder, approval when necessary to revise certain investment restrictions or strategies. In addition, investors reviewing the Funds' registration statement may benefit from more standardized and streamlined restrictions, as such restrictions will permit investors to more easily evaluate and compare applicable investment restrictions across the Funds. Finally, the standardized fundamental investment restrictions are expected to enable the Dimensional Funds and their service providers to more efficiently and effectively monitor portfolio compliance across all of the Dimensional Funds, and to help avoid conflicts among restrictions whose language varies only slightly from one restriction to another restriction.

The proposed standardized fundamental investment restrictions generally cover only those investment activities for which the 1940 Act requires the Funds to have fundamental investment restrictions. The proposed amendments or eliminations of certain fundamental investment restrictions will not affect any of the Funds' investment objectives or current principal investment strategies. Likewise, the Board and the Advisor do not expect that the proposed amendments or eliminations of certain fundamental investment restrictions will materially change the manner in which the Funds currently are managed and operated, or the material risks currently associated with investing in a particular Fund. However, should the Advisor believe that the manner in which a Fund is managed in the future should be modified, the Advisor would continue to request Board approval of any such material modification. In addition, any necessary or appropriate modifications to the risk disclosures to shareholders, including amending a Fund's prospectus and statement of additional information ("SAI"), would be made.

What is the Required Vote on Proposals 3 and 4?

Each of the Sub-Proposals under Proposals 3 and 4 will be voted on separately by the shareholders of each Fund that would be affected by the proposed changes. Each Sub-Proposal under Proposals 3 and 4 will be approved for a Fund by the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as defined in and required by the 1940 Act. The affirmative vote of a "majority of the outstanding voting securities" of a Fund is defined as the affirmative vote of the lesser of (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund. If a Sub-Proposal under these Proposals is not approved by shareholders of a Fund, the current fundamental investment restriction to which such Sub-Proposal relates will remain in effect for that Fund. In addition, whether or not a Sub-Proposal is approved for one Fund will not affect whether such Sub-Proposal is approved for another Fund.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF AMENDMENTS TO, AND ELIMINATIONS OF, CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS.

PROPOSAL 3:  APPROVAL OF AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 3(a)-3(e))

Introduction to Proposal and Sub-Proposals 3(a)-3(e)

With respect to Sub-Proposals 3(a) through 3(e), shareholders of each Fund are being asked to approve amendments to certain fundamental investment restrictions of the Fund. The 1940 Act requires that an investment company establish and adhere to certain fundamental investment restrictions that affect a fund's investment operations by limiting the activities of the fund's investment advisor. An investment company generally is required to establish and adhere to fundamental investment restrictions covering the following activities: (i) borrowing; (ii) lending; (iii) investments in real estate; (iv) investments in commodities; (v) issuer diversification; (vi) industry concentration; (vii) underwriting; and (viii) issuing senior securities.

Currently, many of the Funds' fundamental investment restrictions addressing certain of these activities vary only slightly from those of other Funds, or are more restrictive than what is required under the 1940 Act. Management is proposing to amend the Funds' fundamental investment restrictions relating to each activity required to be addressed by the 1940 Act, except the investment restrictions relating to industry concentration, underwriting, and issuing senior securities, which will remain the same. By standardizing the five investment restrictions, the Funds will be able to more efficiently and more easily monitor portfolio compliance, and shareholders will be able to more easily evaluate and compare applicable investment restrictions across the Funds.

The proposed standardized fundamental investment restrictions reflect all current regulatory and legal requirements under the 1940 Act, and are written to provide flexibility to respond to future legal, regulatory, market, or technical changes. The proposed standardized fundamental investment restrictions will not affect the Funds' investment objectives or strategies. The text of each Fund's current fundamental investment restrictions that are proposed to be amended, along with the text of the proposed fundamental investment restrictions, is set forth in each Sub-Proposal below.

Any Sub-Proposal that is approved by shareholders of a Fund will be effective for the Fund as of the date that the shareholders of the Fund are notified that the change will be made, through a supplement to such Fund's prospectus and/or SAI, reflecting such changes to the Fund's fundamental investment restrictions.

SUB-PROPOSAL 3(a):  TO AMEND THE FUNDAMENTAL INVESTMENT
RESTRICTION REGARDING BORROWING

The 1940 Act imposes certain limitations on the borrowing activities of investment companies, primarily to protect shareholders and their investment by restricting a fund's ability to subject the shareholders' assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders upon redemption or liquidation.

Under the 1940 Act, an open-end investment company may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Investment companies typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities and the transaction costs incurred in such sales. An ability to borrow to meet redemption requests provides an investment company with greater flexibility by allowing its investment advisor to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow needs.

Current Fundamental Investment Restriction:

A Fund may not borrow, except that each Fund may borrow, for temporary or emergency purposes, amounts not exceeding 33% of their net assets from banks and pledge not more than 33% of such assets to secure such loans.

Proposed Standardized Fundamental Investment Restriction:

A Fund may not borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

What Effect Will Amending the Current Borrowing Restrictions Have on the Funds?

The current investment restrictions of the Funds relating to borrowing limit (i) the amount of money that may be borrowed by a Fund to a certain percentage of the Fund's net assets, which is different from the percentages permitted under the 1940 Act, and (ii) the purposes for which the Fund may borrow money. The proposed standardized fundamental investment restriction related to borrowing would allow the Funds to borrow money to the maximum extent permitted by law. In addition, maintaining a standard borrowing restriction for all Dimensional Funds will allow more efficient and effective compliance monitoring, facilitate standard borrowing arrangements for the Dimensional Funds, and give the Funds the maximum investment flexibility permitted under the 1940 Act.

Because the proposed borrowing restriction will provide the Funds with additional borrowing flexibility, to the extent that a Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent in borrowing, such as possibly reduced total return and increased volatility. The additional costs and risks to which the Funds may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act (principally, Section 18 of the 1940 Act) and any rules, exemptions, or interpretations thereof that may be applicable. In addition, no Fund currently anticipates changing its current policy with respect to its borrowing activities.

SUB-PROPOSAL 3(b):  TO AMEND THE FUNDAMENTAL INVESTMENT
RESTRICTION REGARDING LENDING

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loan" may, under certain circumstances, be deemed to include certain investment-related practices and transactions. Among those transactions and practices are the lending of portfolio securities, the acquisition of certain debt instruments, and acquisitions of repurchase agreements.(2) The current fundamental investment restrictions of the Funds explicitly identify certain of these transactions and investment-related practices as excluded from the prohibitions on making loans.

Under the interpretations of the staff of the SEC (the "SEC Staff"), lending by an investment company, under certain circumstances, also may give rise to issues relating to the issuance of senior securities. To the extent that a Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. Each Fund is subject to a fundamental investment restriction that specifies that the Fund will not issue senior securities (as that term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act. As noted above, the Board and the Advisor are not proposing to revise the Funds' fundamental investment restrictions relating to senior securities, and those fundamental investment restrictions will remain in effect.

Current Fundamental Investment Restriction:

A Fund may not make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors.

Proposed Standardized Fundamental Investment Restriction:

A Fund may not make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions, or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Fund be permitted to make a loan to a natural person.

What Effect Will Amending the Current Lending Restrictions Have on the Funds?

The proposed standardized fundamental investment restriction related to lending would allow the Funds the flexibility to make loans, including engaging in certain investment-related practices and transactions that may be deemed to be "loans," to the extent not precluded by applicable law. The proposed standardized fundamental investment restriction also will ensure that the Funds' lending restriction conforms more closely to the exact statutory and regulatory requirements, as they are modified from time to time, without incurring the time and expense of obtaining shareholder approval to change this restriction in the future. In addition, maintaining a

  (2)  A repurchase agreement involves a Fund's purchase of certain high-quality, liquid obligations with a simultaneous agreement by the seller of those securities to repurchase the securities at the original purchase price plus accrued interest.

standard lending restriction for all Dimensional Funds will allow more efficient and effective compliance monitoring and facilitate standard lending arrangements for the Dimensional Funds.

Because the proposed lending restriction could be interpreted to provide the Funds with greater flexibility to invest in additional instruments, and if the Funds undertook such investments in additional instruments, such Funds could be exposed to additional risks associated with such securities. However, these risks would be somewhat offset by the Funds being required to operate in accordance with the SEC Staff's current position that limits a fund's investments in illiquid securities to 15% of the fund's net assets. More importantly, while the adoption of the proposed investment restriction would permit each Fund to be managed uniformly with respect to current lending practices, the Funds currently do not anticipate investing in these additional instruments. Thus, the risks posed by these investments are expected to be relatively modest.

SUB-PROPOSAL 3(c):  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE

Under the 1940 Act, a fund's restriction regarding investments in real estate must be fundamental.

Current Fundamental Investment Restriction:

A Fund may not invest in real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate.

Proposed Standardized Fundamental Investment Restriction:

A Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans.

What Effect Will Amending the Current Real Estate Restrictions Have on the Funds?

The proposed standardized investment restriction would permit the Funds to continue to invest in securities of companies which deal in real estate or securities which are secured by interests in real estate. In addition, the proposed investment restriction would expand and clarify each Fund's ability to invest in securities or other instruments of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests and real estate related securities or instruments for which there is a limited or no market. The proposed investment restriction also would permit a Fund to make, purchase, or sell real estate mortgage loans.

Modifying the Funds' fundamental real estate investment restrictions, to the extent that a Fund invests or increases its investments in real estate related securities, may increase a Fund's exposure to certain risks inherent to investments in real estate. However, it is not currently anticipated that the adoption of the proposed investment restriction would affect the way any Fund currently is managed or operated or involve additional material risk to any Fund.

SUB-PROPOSAL 3(d):  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. Under the federal securities and commodities laws, certain financial instruments, such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, under limited circumstances, may be considered to be commodities. The most common types of commodities are physical commodities, such as currencies, wheat, cotton, rice and corn. Funds typically invest in commodities, such as currency, financial and other futures contracts and related options, to implement a tax or cash management strategy, to enhance returns, or, in some cases, for hedging purposes.

Current Fundamental Investment Restriction:

A Fund may not invest in commodities, although all Funds may purchase or sell financial futures contracts and options thereon.

Proposed Standardized Fundamental Investment Restriction:

A Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities.

What Effect Will Amending the Current Commodities Restriction Have on the Funds?

Each Fund's fundamental investment restriction prohibits the Fund from investing in commodities, and currently excludes from the commodities limitation financial futures contracts and options thereon. The proposed standardized fundamental investment restriction would permit the Funds to invest in securities or other instruments that are secured by physical commodities, and add the ability of the Funds to engage in currency futures contracts and related options. The proposed standardized restriction also would eliminate the differences in the language between the Funds' restrictions and the fundamental investment restrictions of the other Dimensional Funds in order to achieve uniformity among the Dimensional Companies. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, each Fund would be subject to limitations established, from time to time, by the Board regarding the use of these types of instruments and other derivatives.

Because the Funds had the ability to invest in financial futures contracts and options thereon under their prior investment restrictions, it is not currently anticipated that the proposed amendments to the investment restrictions relating to commodities would involve any change in the Funds' current investment strategies or additional material risk at this time. However, should the Advisor believe that the manner in which a Fund is managed in the future should be modified, the Advisor would request the approval of the Board for any such material modification.

SUB-PROPOSAL 3(e):  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING DIVERSIFICATION OF INVESTMENTS

The 1940 Act requires each investment company to recite in its registration statement the investment company's status as either a "diversified" or "non-diversified" fund. Each Fund is "diversified." If a fund is "diversified," the fund may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund's total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

Current Fundamental Investment Restrictions:

A Fund may not as to 75% of the total assets of the Fund invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Fund's total assets, at market, would be invested in the securities of such issuer.

A Fund may not acquire more than 10% of the voting securities of any issuer provided that this limitation applies only to 75% of the assets of the VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio and VA International Value Portfolio.

Proposed Standardized Fundamental Investment Restriction:

A Fund may not purchase the securities of any one issuer, if immediately after such investment, the Fund would not qualify as a "diversified company" as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time.

What Effect Will Amending the Current Diversification Restrictions Have on the Funds?

All of the Funds currently have fundamental investment restrictions that relate to the Funds' status as being "diversified" funds. The Board is recommending adoption of one standardized fundamental investment restriction for each Fund, which is identical to the fundamental investment restriction regarding diversification that is being proposed for the other Dimensional Funds. The proposed standardized investment restriction relating to diversification would modify the Funds' fundamental investment restrictions regarding a Fund's classification as a "diversified" fund under the 1940 Act to rely on the definition of the term "diversified company" in the 1940 Act rather than stating the relevant limitations expressed under current law.

Currently, three Funds have two fundamental investment restrictions that relate to the Funds' status as being diversified. If the standardized fundamental investment restriction regarding diversification is approved, each current fundamental investment restriction that relates to diversification would be replaced with the new standardized investment restriction. In addition, the fundamental investment restrictions of the VA International Small Portfolio, VA Short-Term Fixed Portfolio and VA Global Bond Portfolio require that each Fund may not acquire more than 10% of the outstanding voting securities of any one issuer with respect to 100% of the Fund's total assets. With respect to these fundamental investment restrictions, if the standardized fundamental investment restrictions regarding diversification are approved, consistent with the definition of diversification under the 1940 Act, the VA International Small Portfolio, VA Short-Term Fixed Portfolio and VA Global Bond Portfolio would be able to invest beyond the 10% limitation described above with respect to 25% of the Fund's assets. In any case, however, the proposed standardized fundamental investment restriction will not affect a Fund's designation as "diversified."

In addition, although the 1940 Act excludes the securities of other investment companies from the diversification requirement, the current investment restrictions for the Funds do not provide for this exclusion. The proposed fundamental investment restriction regarding diversification (together with the proposed elimination of the current fundamental investment restriction prohibiting investments in other investment companies applicable to the Funds, as discussed in Sub-Proposal 4(e) below), would permit a Fund to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% limitations.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS DESCRIBED ABOVE.

PROPOSAL 4:  APPROVAL OF THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 4(a)-4(i))

Introduction to Proposal 4 and Sub-Proposals 4(a)-4(i)

With respect to Sub-Proposals 4(a) through 4(i), shareholders of each Fund are being asked to approve the elimination of multiple fundamental investment restrictions of the Fund. Certain fundamental investment restrictions applicable to the Funds (e.g., purchasing securities on margin and pledging, mortgaging or hypothecating assets) either are restatements of restrictions that already are included within the 1940 Act or are more restrictive than current SEC Staff interpretations. The other fundamental investment restrictions recommended to be eliminated originally were adopted to comply with various state securities laws and regulations (e.g., investments in other investment companies, investments in oil, gas or mineral interests, leases or development programs and management ownership of portfolio securities). Due to the passage of NSMIA, these fundamental investment restrictions are no longer required by law. Furthermore, some of these state law limitations relate to matters otherwise covered by the 1940 Act or current SEC Staff interpretations thereof. Accordingly, the Advisor recommends, and the Board has determined to recommend to shareholders, that to the extent a Fund is subject to these nine fundamental investment restrictions (referred to in this Proposal 4 as the "Restrictions"), such Restrictions be eliminated.

The discussion that follows indicates which of the Restrictions to be eliminated either are already addressed by the 1940 Act (or SEC interpretations thereof) or have been preempted by NSMIA. The text of the fundamental investment restrictions that are proposed to be eliminated for each Fund is set forth below. Any Sub-Proposal that is approved by shareholders of a Fund will be effective as of the date that the shareholders of the Fund are notified that the change will be made through a supplement to such Fund's prospectus and/or SAI, reflecting such changes to the Restrictions.

What Effect Will the Elimination of the Investment Restrictions Have on a Fund?

Shareholder approval of the elimination of the Restrictions is not expected to affect any of the Funds' investment objectives or current principal investment strategies. Likewise, it is not anticipated that the proposed eliminations of the Restrictions will change materially the manner in which the Funds currently are managed and operated, or the material risks currently associated with investing in a particular Fund. However, should the Advisor believe that the manner in which a Fund is managed in the future should be modified, the Advisor would request the approval of the Board for any such material modification.

SUB-PROPOSAL 4(a):  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING PLEDGING, MORTGAGING OR HYPOTHECATING ASSETS

Current Fundamental Investment Restriction to be Eliminated:

A Fund will not pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in [the Funds' borrowing restrictions] above.

As described above, the 1940 Act currently limits the ability of a Fund to borrow from banks and other persons. This fundamental investment restriction may limit the ability of a Fund to borrow under a line of credit to meet redemption requests or for temporary or emergency purposes in the event the lending bank requires the Fund to pledge assets to collateralize the amounts borrowed. This restriction may also limit a Fund's ability to enter into certain transactions that may be considered to involve the pledge of the Fund's portfolio securities. For example, certain futures transactions may be considered to involve the pledge of a portion of a Fund's assets and this fundamental investment restriction may limit the ability of the Fund to enter into such transactions even if the transactions are otherwise permitted under the 1940 Act and are in the best interests of the Fund. However, the 1940 Act's restrictions on borrowing will continue to apply and will limit the extent to which a Fund may pledge or mortgage its assets. Therefore, the Board and the Advisor do not anticipate that deleting the current investment restrictions will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

SUB-PROPOSAL 4(b):  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING PURCHASING SECURITIES ON MARGIN

Current Fundamental Investment Restriction to be Eliminated:

A Fund will not purchase securities on margin [or sell short].*

Current 1940 Act provisions on issuing senior securities and purchasing securities on margin, except for short-term credits as are necessary for the clearance of transactions, limit the ability of a Fund to purchase securities on margin. As noted above, the Funds have a fundamental investment restriction that explicitly prohibits the Funds from purchasing securities on margin. State laws (or state "blue sky" regulations) that previously required this investment restriction were eliminated with the enactment of NSMIA. For this reason, and because the investment restriction may limit a Fund's ability to use short-term credits in the clearance of transactions, as permitted under the 1940 Act, or limit a Fund's ability to make margin payments in connection with financial futures contracts and/or options transactions that are otherwise permitted by the Fund, the Funds are proposing to eliminate this investment restriction. However, the 1940 Act provisions on issuing senior securities and purchasing securities on margin will continue to apply and will limit the ability of a Fund to purchase securities on margin.

SUB-PROPOSAL 4(c):  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN ILLIQUID OR RESTRICTED SECURITIES

Current Fundamental Investment Restriction to be Eliminated:

A Fund will not invest more than 15% of the value of the Fund's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments.

Each Fund is required to operate in accordance with the SEC Staff's current position on illiquid securities, which limits investments in illiquid securities to 15% of a Fund's net assets. The Funds, as noted above, currently have an additional fundamental investment restriction that limits their investments in illiquid securities, including restricted securities, to a greater extent than that required by the SEC Staff. However, the determination of whether a security is "illiquid" may be subject to differing interpretations for different securities at certain times. The complexities that arise as a result of this investment restriction with its varying limits on investments in illiquid securities across the Funds, combined with concerns over the subjective nature of determining the liquidity of securities, may result in lost investment opportunities for a Fund, investments which clearly would have been permitted under the SEC Staff's position. For example, in certain circumstances, a corporate action, such as a tender offer or exchange offer, may require a Fund to elect to accept a security that may be considered illiquid or restricted where the alternative is for the Fund to forego receiving any value from the offer. The Funds' current fundamental investment restriction could limit the total value of such securities the Funds could receive, while the receipt would be permitted under the SEC Staff's position.

For these reasons, including the protections offered by the SEC Staff's current position on investments in illiquid securities, the Board is recommending that the Funds' current fundamental investment restriction relating to illiquid and restricted securities be eliminated as unnecessary and unduly restrictive. However, the SEC Staff's position on illiquid securities will continue to apply and will limit the extent to which illiquid securities are represented in a Fund. Typically, illiquid securities represent no more than 0.5% of a Fund's total assets, and the removal of this fundamental investment restriction is not expected to change that percentage. The Board and the Advisor do not anticipate that deleting the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

  *  The Funds' restriction that the Funds may not sell short is not recommended to be eliminated.

SUB-PROPOSAL 4(d):  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

Current Fundamental Investment Restriction to be Eliminated:

A Fund will not invest for the purpose of exercising control over management of any company.

Each Fund is subject to the diversification requirements of the 1940 Act that limit the amount of an issuer's voting securities that the Fund may acquire, meaning generally, with respect to 75% of a Fund's total assets, no more than 10% of the outstanding voting securities of any one issuer may be owned by the Fund. The Funds, as noted above, currently have an additional fundamental investment restriction that prohibits the Funds from investing in issuers for the purpose of exercising control over management of any company. However, the 1940 Act does not require that a fund adopt such a fundamental investment restriction. State laws (or state "blue sky" regulations) that previously required this investment restriction were eliminated with the enactment of NSMIA. It is not the Funds' intent to exercise control over the issuer of any security held by a Fund by normal actions such as voting proxies. However, the determination of the exercise of control is very subjective and open to interpretation, and any additional constraints on a Fund's ability to invest are unnecessary, given the 1940 Act restrictions that already, and will continue, to control. For this reason, including the protections offered by the 1940 Act diversification requirements, the Board and the Advisor, therefore, have determined to eliminate the separate restriction on investing for the purpose of exercising control over management of a company as unnecessary. The Board and the Advisor do not anticipate that deleting the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

SUB-PROPOSAL 4(e):  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN OTHER INVESTMENT COMPANIES

Current Fundamental Investment Restriction to be Eliminated:

A Fund will not invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization.

Each Fund is subject to the restrictions under Section 12(d) of the 1940 Act, and rules thereunder, relating to the Fund's ability to invest in other investment companies, including open-end and closed-end investment companies. (The 1940 Act's restrictions generally specify that a fund, other than certain fund of funds and master-feeder arrangements, may not purchase more than 3% of another fund's total outstanding voting stock, invest more than 5% of the fund's total assets in another fund's securities, or have more than 10% of the fund's total assets invested in securities of all other funds, although the SEC's rules do permit a fund to invest in money market investment companies and certain registered funds advised by the Adviser without regard to such limitations.) As noted above, the Funds currently have an additional fundamental investment restriction that prohibits the Funds from investing in any other investment company except in certain limited circumstances. Eliminating this fundamental investment restriction would allow the Funds to take advantage of certain cash management investments, such as investments in money market funds and exchange traded funds (ETFs), to the extent otherwise permitted under the 1940 Act. The 1940 Act will continue to limit the extent to which any Fund may invest in other investment companies. The Board and the Advisor do not anticipate that deleting the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

SUB-PROPOSAL 4(f):  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING MANAGEMENT OWNERSHIP OF SECURITIES OF AN ISSUER

Current Fundamental Investment Restriction to be Eliminated:

A Fund will not purchase or retain securities of an issuer if those officers and directors of the Company or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

As noted above, the Funds currently have an additional fundamental investment restriction that prohibits the Funds from investing in companies in which certain affiliated persons of the Funds have an ownership interest, which is defined in an awkward and complex manner. State laws (or state "blue sky" regulations) that previously required this investment restriction were eliminated with the enactment of NSMIA. Since the Funds are widely diversified, investing in a large number of securities, and are subject to current protections under the Company's Code of Ethics and the 1940 Act, monitoring transactions for ownership interests by management is confusing, difficult and unnecessary. An officer or director of the Company may only invest in securities in which a Fund invests subject to the limitations imposed by the 1940 Act and the Company's Code of Ethics, each of which is designed to protect against any conflicts of interest that may potentially arise from those investments. The Advisor expects that any such conflicts of interest are unlikely given the investment methodologies and strategies of the Funds. The Funds are proposing to eliminate this restriction on the basis that the conflicts of interest that are intended to be addressed by the fundamental investment restriction regarding management ownership of securities of an issuer are more clearly and better addressed by the limitations of the 1940 Act, which will continue to apply, and the Company's Code of Ethics. The Board and the Advisor do not anticipate that deleting the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

SUB-PROPOSAL 4(g):  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING ACQUIRING INTERESTS IN OIL, GAS OR OTHER MINERAL EXPLORATION, LEASES OR DEVELOPMENT PROGRAMS

Current Fundamental Investment Restriction to be Eliminated:

A Fund will not acquire interests in oil, gas or other mineral exploration, leases or development programs.

Many public companies whose primary business activities are in oil, gas or other mineral exploration, leases or development programs are formed as limited partnerships instead of corporations for various business reasons. However, the Funds do not have restrictions on investing in the oil, gas or mineral industries, other than the restrictions on industry concentration adopted pursuant to the 1940 Act. This fundamental investment restriction may limit a Fund from investing in a security if the security is structured as a limited partnership interest which may be deemed to represent the underlying oil, gas or other mineral interests even if the security otherwise meets the investment strategy of the Fund, is in the best interests of the Fund to purchase and would be permitted if the issuer was structured as a corporation. This fundamental investment restriction regarding oil and gas programs was based on state securities laws that had been adopted by a few jurisdictions, but have since been preempted by NSMIA. Because this fundamental restriction is no longer required and could result in a Fund's inability to invest in an issuer in which the Fund wishes but cannot due to the partnership structure of the issuer, the Funds are proposing to eliminate this restriction. The Board and the Advisor do not anticipate that deleting the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

SUB-PROPOSAL 4(h):  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN WARRANTS

Current Fundamental Investment Restriction to be Eliminated:

A Fund will not purchase warrants, however, the Funds may acquire warrants as a result of corporate actions involving holdings of other securities.

A warrant entitles an investor to purchase a specified amount of stock at a specified price, and is effective for a period of time normally ranging from a number of years to perpetuity. In certain circumstances, a corporate action, such as a tender offer or exchange offer, may require a Fund to elect to accept a warrant where the alternative is for the Fund to forego receiving any value from the offer. In addition, a warrant security may meet the investment strategy of a Fund and it may be in the best interests of the Fund to pursue the investment opportunity. The fundamental investment restriction on warrants was based on state securities laws that have since been preempted by NSMIA. Because this fundamental investment restriction is no longer required and may interfere with the investment strategies of the Funds and the Funds' ability to benefit from tender offers, exchange offers and other corporate actions, the Funds are proposing to eliminate this restriction. The Board and the Advisor do not anticipate that deleting the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

SUB-PROPOSAL 4(i):  TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING WRITING OR ACQUIRING OPTIONS

Current Fundamental Investment Restriction to be Eliminated:

A Fund will not write or acquire options (except as described in [the commodities restriction] above).

The investment restriction was based upon state blue sky regulations that have since been preempted by NSMIA, and for this reason, the Funds are proposing to eliminate this restriction. If the elimination of this Restriction is approved by shareholders, the Funds will be able to invest in such instruments. However, although the Funds may invest in options from time to time, it is not anticipated that investments in these instruments will be a principal strategy of the Funds. Should the Advisor believe that the manner in which a Fund is managed in the future should be modified, the Advisor would request the approval of the Board for any such material modification.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT RESTRICTIONS DESCRIBED ABOVE.

PROPOSAL 5:  APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENTS AMONG THE ADVISOR, EACH OF DFA AUSTRALIA LIMITED AND DIMENSIONAL FUND ADVISORS, LTD., AND DFAIDG, ON BEHALF OF THE VA INTERNATIONAL VALUE PORTFOLIO (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 5(a)-5(b))

Proposal 5 only applies to the VA International Value Portfolio (the "International Fund").

Introduction to Proposal 5 and Sub-Proposals 5(a) and 5(b)

Proposal 5 relates to the approval of two new investment sub-advisory agreements for the International Fund. In Sub-Proposal 5(a), shareholders of the International Fund are being asked to approve a new investment sub-advisory agreement among the Advisor, DFA Australia, and the Company, on behalf of the International Fund. In Sub-Proposal 5(b), shareholders of the International Fund are being asked to approve a new investment sub-advisory agreement among the Advisor, DFAL, and the Company, on behalf of the International Fund.

The Advisor believes that the International Fund can benefit from the global investment management expertise of the personnel of the Advisor's affiliated investment advisors, DFA Australia and DFAL (each a "Proposed Sub-Advisor," and together, the "Proposed Sub-Advisors"). Based upon the Advisor's recommendation and other information discussed below, the Board of DFAIDG recommends that you approve a new investment sub-advisory agreement (each a "Proposed Sub-Advisory Agreement," and together, the "Proposed Sub-Advisory Agreements") among the Advisor, each Proposed Sub-Advisor and DFAIDG, on behalf of the International Fund. If approved, the Proposed Sub-Advisors will assist the Advisor in managing certain assets of the International Fund in exchange for a fee to be paid to each Proposed Sub-Advisor by the Advisor. There will be no change in the management fees paid by the International Fund. Forms of the Proposed Sub-Advisory Agreements with each of DFA Australia and DFAL are set forth in Exhibits C-1 and C-2, respectively, to this Proxy Statement.

Why are DFA Australia and DFAL Being Proposed to Sub-Advise the International Fund?

In order to take advantage of, and to allow the International Fund to benefit from, the global investment organization of the Advisor, and the global investment management expertise of the Advisor's affiliated investment advisors, the Advisor recommended, and the Board unanimously approved, the submission of the Proposed Sub-Advisory Agreements to shareholders of the International Fund. DFA Australia and DFAL are registered investment advisors that have personnel experienced in various business areas of certain foreign markets in which the International Fund invests, including experience in the selection of brokers or dealers, the execution of trades with respect to foreign securities, and access to research and related materials in certain foreign markets. The Advisor wishes to capitalize on the experience of such personnel in managing the assets of the International Fund, which invests its assets in such foreign markets.

Currently, DFA Australia and DFAL provide certain limited services to the International Fund under consulting services agreements entered into with the Advisor (each a "Service Agreement," and together, the "Service Agreements"). Under the Service Agreements, each Proposed Sub-Advisor presently provides non-advisory trading and administration services to the International Fund relating to certain foreign markets. These services include execution of specific buy and sell programs generated by the Advisor; selection of brokers or dealers to execute securities transactions for the International Fund in foreign markets; and the allocation of trades among brokers and dealers. In addition, DFA Australia and DFAL also are responsible for providing the Advisor with statistical and other factual information regarding economic factors and trends in certain foreign markets. Under the Service Agreements, the Proposed Sub-Advisors are required to perform such duties under the supervision of the Advisor and within specific parameters established by the Advisor. In addition, neither Proposed Sub-Advisor under the Service Agreements provides investment advice to the Advisor with respect to any investments.

Because the services provided by the Proposed Sub-Advisors under the Service Agreements are limited in scope to non-advisory services, the Advisor believes that the International Fund is not fully benefiting from the experience of the Proposed Sub-Advisors' personnel to the extent that the International Fund could if DFA Australia and DFAL had discretion with respect to the trading activity of the International Fund in each Proposed Sub-Advisor's markets of expertise. Under the Proposed Sub-Advisory Agreements, each Proposed Sub-Advisor would have the authority and responsibility to: (i) select brokers or dealers to execute purchases and sales of securities in the International Fund's portfolio, and assist the Advisor in determining eligible securities available for purchase and sale in the International Fund; (ii) allocate trades among brokers or dealers; (iii) determine the best and most efficient means of purchasing and selling portfolio securities in order to receive best price and execution; and (iv) provide investment and ancillary services for the Advisor. The services to be provided under the Proposed Sub-Advisory Agreements are similar to the services already provided to the International Fund under the Service Agreements, except that, under the Proposed Sub-Advisory Agreements, the Proposed Sub-Advisors would have discretion over the trade execution of the International Fund's portfolio in certain foreign markets, which would allow the Proposed Sub-Advisors to efficiently take advantage of such foreign markets without the possibility of losing a trading opportunity from being required to receive permission for certain trades from the Advisor before execution. In addition, under the Proposed Sub-Advisory Agreements, DFA Australia and DFAL will provide valuable investment advice to the Advisor with respect to certain foreign markets and the securities available for purchase in those markets and assist the Advisor in compiling and analyzing the list of eligible securities available for purchase and sale for the International Fund.

The Proposed Sub-Advisors would have discretionary authority over certain investments in the International Fund's portfolio under the Proposed Sub-Advisory Agreements, and consequently, such services and the compensation therefor are required to be approved by shareholders of the International Fund.

How will the Proposed Sub-Advisory Agreements Benefit the International Fund?

DFA Australia's global investment experience spans trading regions in Asia (including Japan), Australia and New Zealand (the "Asia/Pacific Markets"). DFAL's global investment expertise spans the markets of the United Kingdom and certain other countries in Europe (the "European Markets"). By approving the Proposed Sub-Advisory Agreements with DFA Australia and DFAL, the Advisor believes that the International Fund will benefit from the expertise of the Proposed Sub-Advisors in the Asia/Pacific Markets and the European Markets in which the International Fund invests through the Proposed Sub-Advisors' trading efficiency and valuable investment advice in those markets. The Advisor will remain responsible for determining those securities which are eligible for purchase and sale by the International Fund, but may consult with the Proposed Sub-Advisors in determining such securities, or may delegate the preparation of the eligible securities lists to the Proposed Sub-Advisors, subject to the Advisor's own review. This arrangement will allow the International Fund to take full advantage of investment opportunities in the Asia/Pacific and European Markets quickly, while eliminating the possibility that an opportunity could be lost due to time constraints if such decisions first need to be approved by the Advisor (for example, by allowing DFA Australia and DFAL to make timely investment decisions for the International Fund when corporate actions require investment decisions in a short time frame).

How will the International Fund Change if the Proposed Sub-Advisory Agreements are Approved?

If the Proposed Sub-Advisory Agreements are approved, the Proposed-Sub-Advisors will have discretion over certain investments and trading of the International Fund's portfolio securities in the Asia/Pacific Markets and the European Markets, respectively, as described above. Otherwise, the approval of the Proposed Sub-Advisory Agreements will not result in any changes to the International Fund, including the International Fund's portfolio management. Currently, the International Fund is managed using a team approach, which includes the Investment Committee of the Advisor, and portfolio managers and trading personnel of the Advisor. Investment strategies for the International Fund are set by the Investment Committee, which sets and reviews all investment-related policies and procedures and approves any changes in regards to approved countries, security types, and brokers. This current structure of portfolio management for the International Fund will not change as a result of the approval of the Proposed Sub-Advisory Agreements.

In addition, under the Proposed Sub-Advisory Agreements, as is the case under the existing Service Agreements, the Advisor, not the International Fund, will be responsible for the payment of fees to the Proposed Sub-Advisors. Therefore, the fees and expenses of the International Fund will not change as a result of the approval of the Proposed Sub-Advisory Agreements.

Information about the Advisor

The Advisor, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled by Dimensional Holdings, LLC, a Delaware limited liability company, and the Advisor's general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor wholly owns DFAL and substantially owns DFA Australia. As of January 31, 2009, assets under management for all Dimensional-affiliated advisors totaled approximately $102 billion.

The Advisor is responsible for the management of the International Fund's assets pursuant to an Investment Advisory Agreement between the Advisor and DFAIDG, on behalf of the International Fund (the "Advisory Agreement"), dated September 8, 1995. The Advisory Agreement was approved by the initial shareholder of the International Fund on September 22, 1995. Under the Advisory Agreement, the Advisor is entitled to receive a management fee equal to 0.40 of 1%. For the fiscal year ended October 31, 2008, the Advisor received $425,000 in management fees. The Advisory Agreement was last approved by the Board, on behalf of the International Fund, on December 18, 2008.

Transactions with Affiliated Brokers

For the fiscal year ended October 31, 2008, the International Fund did not pay any commissions to brokers that were affiliated persons of the International Fund, or affiliated persons of such persons.

What Factors did the Board Consider in Approving the Proposed Sub-Advisory Agreements?

At the Board meeting held on September 16, 2008 (the "September Meeting"), the Board considered the approval of each Proposed Sub-Advisory Agreement with DFA Australia and DFAL for the International Fund.

At the September Meeting, the Board evaluated a variety of factors when considering the approval of each Proposed Sub-Advisory Agreement for the International Fund, including: (i) the Advisor's rationale for recommending DFA Australia and DFAL to serve as sub-advisors to the International Fund; (ii) the nature, extent, and quality of services to be provided by each Proposed Sub-Advisor to the International Fund, including the resources of the Proposed Sub-Advisors to be dedicated to the International Fund; (iii) the performance of each Proposed Sub-Advisor; (iv) the fees and expenses to be borne by the International Fund; (v) the profitability to be realized by each Proposed Sub-Advisor from the relationship with the International Fund; (vi) whether economies of scale will be realized by each Proposed Sub-Advisor with respect to the International Fund as it grows larger, and the extent to which the economies of scale are reflected in the level of the advisory fees charged; (vii) comparisons of the services to be rendered and the amounts to be paid under other advisory contracts; and (viii) any benefits to be derived by each Proposed Sub-Advisor from its relationship with the International Fund.

When considering the nature and quality of the services to be provided by each Proposed Sub-Advisor to the International Fund and the resources of the Proposed Sub-Advisors dedicated to the International Fund, the Board reviewed: (a) the Advisor's rationale in proposing the Proposed Sub-Advisors, including the potential advantages to the International Fund from the experience of the Proposed Sub-Advisors in their respective foreign markets; (b) the scope and depth of each Proposed Sub-Advisor's organization; (c) the experience and expertise of each Proposed Advisor's investment professionals; and (d) each Proposed Sub-Advisor's investment advisory capabilities. The Board evaluated the Proposed Sub-Advisors' portfolio management and trading processes and discussed the unique experience of the Proposed Sub-Advisors' brokerage and trading capabilities. After analyzing the caliber of services proposed to be provided by each Proposed Sub-Advisor to the International Fund, and the caliber of services provided by each Proposed Sub-Advisor to other investment portfolios presently sub-advised by the Proposed Sub-Advisors, both quantitatively and qualitatively, the Board concluded that the nature, extent, and quality of services to be provided to the International Fund were consistent with the operational requirements of the International Fund and met the needs of the shareholders of the International Fund.

The Board also noted that, as the Proposed Sub-Advisors had not yet commenced sub-advising the International Fund, there was no investment performance for the Proposed Sub-Advisors in managing the International Fund for the Board to evaluate. The Board, however, recalled each Proposed Sub-Advisor's historical performance in sub-advising other investment portfolios with similar mandates as the International Fund and compared such performance to applicable market indices. The Board determined, among other things, that the historical performance of the Proposed Sub-Advisors with respect to other investment portfolios with similar mandates to the International Fund was acceptable as compared with relevant market indices.

When considering the fees and expenses to be borne by the International Fund, and considering the reasonableness of the fees to be paid to each Proposed Sub-Advisor in light of the services to be provided to the International Fund, the Board noted that the fees to be paid to the Proposed Sub-Advisors would be paid by the Advisor from the management fees received by the Advisor from the International Fund. The Board further noted that the management fees and expenses of the International Fund would not change as a result of the approval of the Proposed Sub-Advisors and the implementation of the Proposed Sub-Advisory Agreements. The Board then compared the fees to be paid to each Proposed Sub-Advisor by the Advisor to fees paid to the

Proposed Sub-Advisors for services provided to other investment management companies with a similar mandate to the International Fund. The Board also considered any additional benefits to be received by the Proposed Sub-Advisors in connection with providing such services. The Board concluded that the fees to be paid to each Proposed Sub-Advisor were reasonable in relation to the other fees charged by the Proposed Sub-Advisor, and that the sub-advisory fees were fair, both on an absolute basis and in comparison with the fees charged by each Proposed Sub-Advisor for its services to other investment portfolios.

Furthermore, the Board noted that each Proposed Sub-Advisor could not report any financial results from its relationship with the International Fund because the Proposed Sub-Advisors had not yet commenced sub-advising the International Fund, and thus, the Board could not evaluate profitability. The Board then discussed whether economies of scale are realized by each Proposed Sub-Advisor with respect to the International Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of fees charged were inapplicable to the International Fund at the present time, due to the Advisor paying the fees of the Proposed Sub-Advisors and the fact that the Proposed Sub-Advisors had not begun to manage the International Fund.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including the Disinterested Board members, with the assistance of independent counsel, concluded that the approval of each Proposed Sub-Advisory Agreement for the International Fund was in the best interests of the International Fund and its shareholders.

When will the Proposal and Sub-Proposals be Implemented?

If the two Sub-Proposals described below are approved by shareholders of the International Fund, the Proposed Sub-Advisory Agreements are expected to become effective as of the date that the shareholders of the International Fund are notified that the Proposed Sub-Advisory Agreements have been entered into by the Proposed Sub-Advisors and the Advisor, through a supplement to the International Fund's prospectus. Following implementation, the Proposed Sub-Advisory Agreements will remain in full force and effect, unless otherwise terminated, for a period of two years. Thereafter, the Board will consider the continuation of each Proposed Sub-Advisory Agreement on an annual basis.

What is the Required Vote on Proposal 5?

Each of Sub-Proposals 5(a) and 5(b) will be voted on separately by shareholders of the International Fund. For Sub-Proposals 5(a) and 5(b), each Proposed Sub-Advisory Agreement must be approved for the International Fund by the affirmative vote of a "majority of the outstanding voting securities" of the International Fund, as defined in and required by the 1940 Act. The vote of a "majority of the outstanding voting securities" of the International Fund is defined as the affirmative vote of the lesser of (A) 67% or more of the voting securities of the International Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the International Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the International Fund.

SUB-PROPOSAL 5(a):  TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT AMONG THE ADVISOR, DFA AUSTRALIA, AND DFAIDG, ON BEHALF OF THE INTERNATIONAL FUND

Information Regarding DFA Australia

DFA Australia is a U.S. federally registered investment advisor located at Level 43 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia. DFA Australia was established in 1994 to trade securities listed on the Asia/Pacific stock markets and currently manages assets of over $4.371 billion throughout the Asia/Pacific Markets. DFA Australia is substantially owned by the Advisor, which, in turn, is controlled by Dimensional Holdings, LLC and Dimensional Holdings, Inc., its general partner. David G. Booth, as a director or trustee and/or an officer of the Advisor and a shareholder of the outstanding stock of Dimensional Holdings, Inc., may be deemed to be a controlling person of the Advisor and DFA Australia. The principal business addresses for the Advisor, Dimensional Holdings, LLC and Dimensional Holdings, Inc. are 6300 Bee Cave Road, Building One, Austin, Texas 78746.

The names, addresses and principal occupations of the principal executive officers, directors and general partners of DFA Australia are listed on Exhibit C-3 to this Proxy Statement, along with the positions held by each, if any, with the Dimensional Companies.

What are the Material Terms of the Proposed Sub-Advisory Agreement with DFA Australia?

Below is a summary of the material terms of the form of Proposed Sub-Advisory Agreement with DFA Australia.

Services. Subject to the overall policies, control, direction, and review of the Board and to the instructions and supervision of the Advisor, under the Proposed Sub-Advisory Agreement, DFA Australia will have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for the International Fund in the relevant markets, which will include, without limitation, (i) providing investment and ancillary services for the Advisor and determining the best and most efficient means of purchasing and selling such portfolio securities in order to receive best price and execution, and (ii) allocating trades among brokers and dealers. In addition, DFA Australia, at the request of the Advisor, will assist the Advisor in the preparation of schedules of securities eligible for purchase and sale by the International Fund ("execution schedules"), and will prepare such schedules if delegated by the Advisor. In carrying out such obligations, DFA Australia will be required to act with a view to the International Fund's objectives and the directives of the Advisor, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation as possible.

In addition, under the Proposed Sub-Advisory Agreement, DFA Australia will be authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by the Advisor. DFA Australia will also provide services relating to (i) reporting the results of all trading activities and all such other information relating to portfolio transactions for the International Fund as the Advisor may reasonably request; and (ii) reviewing and coordinating DFA Australia's agency trading and execution strategies, practices, and results with the Advisor as frequently as reasonably requested.

Furthermore, DFA Australia will be required to maintain and periodically review certain policies and procedures of the International Fund, periodically provide the Advisor with data concerning the Asia/Pacific Markets, and maintain and provide to the Advisor current financial information with respect to specific Asia/Pacific Market securities on the execution schedule. Under the Proposed Sub-Advisory Agreement, DFA Australia also will furnish the Advisor with advice and information regarding securities of companies in the Asia/Pacific Markets and will provide the Advisor with such recommendations in connection with the investment therein by the International Fund.

Fees. Under the Proposed Sub-Advisory Agreement, the Advisor will pay DFA Australia a fee equal to $13,000 (U.S.) per year, to be paid on a quarterly basis. Under the previous Service Agreement with DFA Australia, the Advisor paid DFA Australia a fee equal in amount to 110% of pre-tax annual operating expenses of DFA Australia inclusive of fees paid to DFA Australia by the Advisor, less the revenue DFA Australia earned for its investment advisory, administrative and similar services that it performed for products that DFA Australia sponsored in Australia.

Liability. The Proposed Sub-Advisory Agreement provides that DFA Australia will not be liable for any error of judgment or of law or for any loss suffered by the International Fund in connection with the matters to which the Proposed Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of DFA Australia in the performance of its obligations and duties, or by reason of DFA Australia's reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement.

Continuance. If shareholders of the International Fund approve the Proposed Sub-Advisory Agreement for the Fund, the Agreement will continue until two years from the date of its execution, unless earlier terminated. The Proposed Sub-Advisory Agreement is thereafter renewable annually for successive periods not to exceed one year (i) by a vote of a majority of the outstanding shares of the International Fund or by a vote of the majority of the Board, and (ii) by a vote of a majority of the Disinterested Board members, cast in person at a meeting called for the purpose of voting on the Proposed Sub-Advisory Agreement.

Termination. The Proposed Sub-Advisory Agreement may be terminated by the Advisor or by DFA Australia at any time, without penalty, on ninety (90) days' written notice to the other party, and also may be terminated at any time without penalty by the Board or by vote of the holders of a majority of the outstanding voting securities of the International Fund on sixty (60) days' written notice to DFA Australia by DFAIDG. In addition, the Proposed Sub-Advisory Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act) or in the event that the Advisory Agreement for the International Fund between the Advisor and DFAIDG is terminated, assigned, or not renewed.

What are the Fees Charged by DFA Australia to Similar Foreign Funds it Advises?

DFA Australia charges the Advisor $13,000(US) per year for its services to each of the following other Series of the Company, which have similar mandates to the International Fund:

Series with Similar Mandates to the International Fund+	Asset Size of Series as of October 31, 2008
International Core Equity Portfolio	$1,981,049,000
CSTG&E International Social Core Equity Portfolio	$56,479,000
International Sustainability Core 1 Portfolio	$37,655,000
DFA International Value ex Tobacco Portfolio	$31,792,000
International Vector Equity Portfolio	$66,274,000
T.A. World ex U.S. Core Equity Portfolio	$228,318,000
VA International Small Portfolio	$44,770,000

  +  DFA Australia has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract with the other sub-advised funds with similar mandates listed above.

SUB-PROPOSAL 5(b):  TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT AMONG THE ADVISOR, DFAL, AND DFAIDG, ON BEHALF OF THE INTERNATIONAL FUND

Information Regarding DFAL

DFAL is a U.S. federally registered investment advisor located at 7 Down Street, London, W1J7AJ, United Kingdom. DFAL was organized under the laws of England in 1990 and is authorized and regulated by the Financial Services Authority, which is a self-regulatory organization for investment managers operating under the laws of England. DFAL manages portfolios invested in the European Markets and currently manages assets of over $5.217 billion throughout the European Markets. DFAL is wholly-owned by the Advisor, which, in turn, is controlled by Dimensional Holdings, LLC and Dimensional Holdings, Inc, its general partner. David G. Booth, as a director or a trustee and/or an officer of the Advisor and a shareholder of the outstanding stock of Dimensional Holdings, Inc., may be deemed a controlling person of the Advisor and DFAL. In 2008, the Advisor repurchased the outstanding shares held by certain officers of DFAL, increasing the Advisor's ownership of DFAL's outstanding shares from 75.095% to 100%. The principal business addresses for the Advisor, Dimensional Holdings, LLC and Dimensional Holdings, Inc. are 6300 Bee Cave Road, Building One, Austin, Texas 78746.

The names, addresses and principal occupations of the principal executive officers, directors, and general partners of DFAL are listed on Exhibit C-4, along with the positions held by each, if any, with the Dimensional Companies.

What are the Material Terms of the Proposed Sub-Advisory Agreement with DFAL?

Below is a summary of the material terms of the form of Proposed Sub-Advisory Agreement with DFAL.

Services. Subject to the overall policies, control, direction, and review of the Board and to the instructions and supervision of the Advisor, under the Proposed Sub-Advisory Agreement, DFAL will have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for the International Fund, which will include, without limitation, (i) the maintenance of a trading desk; (ii) the determination of the best and most efficient means of purchasing and selling such portfolio securities in order to achieve best price and execution; and (iii) the allocation of trades among brokers and dealers. In addition, DFAL, at the request of the Advisor, will assist the Advisor in the preparation of schedules of securities eligible for purchase and sale by the International Fund ("execution schedules"), and will prepare such schedules if delegated by the Advisor. In carrying out its obligations hereunder, DFAL will be required to act with a view to the International Fund's objectives and the directives of the Advisor, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation in the market prices of stocks being purchased or sold as reasonably possible under prevailing market circumstances as well as in light of the size of the transaction being executed.

Under the Proposed Sub-Advisory Agreement, DFAL will be authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by the Advisor. DFAL will also provide services relating to: (i) reporting the results of all trading activities and all such other information relating to portfolio transactions for the International Fund as the Advisor may reasonably request; and (ii) reviewing and coordinating its agency trading and execution strategies, practices and results with the Advisor as frequently as reasonably requested.

In addition, DFAL will be required to maintain, and periodically review certain policies and procedures of the International Fund, periodically provide the Advisor with data concerning the European Markets, and maintain and provide to the Advisor current financial information with respect to specific European Market stocks on the execution schedules. Under the Proposed Sub-Advisory Agreements, DFAL also will furnish the Advisor with advice and information regarding companies in the European Markets and will provide the Advisor with such recommendations in connection with the investment therein by the International Fund.

Fees. Under the Proposed Sub-Advisory Agreement, the Advisor will pay DFAL a fee equal to $13,000 (U.S.) per year, to be paid on a quarterly basis. Under the previous Service Agreement with DFAL, the Advisor paid DFAL a fee equal in amount to 110% of pre-tax annual operating expenses of DFAL inclusive of fees paid to DFAL by the Advisor.

Liability. The Proposed Sub-Advisory Agreement provides DFAL shall not be liable for any error of judgment or of law or for any loss suffered by the International Fund in connection with the matters to which the Proposed Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DFAL in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The foregoing sentence does not apply to any liability which DFAL may have arising out of the execution by DFAL or any of its employees, officers or agents of portfolio transactions for the International Fund.

Continuance. If shareholders of the International Fund approve the Proposed Sub-Advisory Agreement for the Fund, the Agreement will continue until two years from the date of its execution, unless earlier terminated. The Proposed Sub-Advisory Agreement is thereafter renewable annually for successive periods not to exceed one year (i) by a vote of a majority of the outstanding shares of the International Fund or by a vote of the majority of the Board, and (ii) by a vote of a majority of the Disinterested Board members, cast in person at a meeting called for the purpose of voting on the Proposed Sub-Advisory Agreement.

Termination. The Proposed Sub-Advisory Agreement may be terminated by the Advisor or by DFAL at any time, without penalty, on ninety (90) days' written notice to the other party, and may also be terminated at any time without penalty by the Board or by vote of the holders of a majority of the outstanding voting securities of the International Fund on sixty (60) days' written notice to DFAL by DFAIDG. In addition, the Proposed Sub-Advisory Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act) or in the event that the Advisory Agreement for the International Fund between the Advisor and DFAIDG is terminated, assigned, or not renewed.

What are the Fees Charged by DFAL to Similar Foreign Funds it Advises?

DFAL charges the Advisor £50,000 (GBP) per year for its services to each of the following other Series of the Company, which have similar mandates to the International Fund:

Series with Similar Mandates to the International Fund+	Asset Size of Series as of October 31, 2008
International Core Equity Portfolio	$1,981,049,000
CSTG&E International Social Core Equity Portfolio	$56,479,000
International Sustainability Core 1 Portfolio	$37,655,000
DFA International Value ex Tobacco Portfolio	$31,792,000
International Vector Equity Portfolio	$66,274,000
T.A. World ex U.S. Core Equity Portfolio	$228,318,000
VA International Small Portfolio	$44,770,000

  +  DFAL has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract with the other sub-advised funds with similar mandates listed above.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENTS DESCRIBED ABOVE.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Manager of the Funds

The Advisor, located at 6300 Bee Cave Road, Building One, Austin Texas 78746, serves as the investment advisor to all of the Funds. The Advisor is controlled and operated by Dimensional Holdings, LLC, a Delaware limited liability company, and the Advisor's general partner, Dimensional Holdings Inc., a Delaware corporation. David G. Booth currently is a Director of DFAIDG, and Mr. Booth is proposed for reelection at the Meeting. As a director and/or an officer of the Advisor and a shareholder of the outstanding stock of the Advisor's general partner, Mr. Booth may be deemed a controlling person of the Advisor. Mr. Booth has not purchased or sold any of the stock of the Advisor's general partner during the last fiscal year.

DFA Australia, Level 43 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia, and DFAL, 7 Down Street, London, W1J7AJ, United Kingdom, each provides certain sub-advisory services to the VA International Small Portfolio. Under an investment sub-advisory agreement with the Advisor and the Company, each of DFA Australia and DFAL has the authority and responsibility to, among other services, select brokers and dealers and execute securities transactions for the VA International Small Portfolio.

The Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc., with offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the accounting services, dividend disbursing, and transfer agent for all of the Funds.

The Underwriter

The principal underwriter for the shares of the Funds is DFA Securities Inc. ("DFAS"), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry of Regulatory Authority. The principal business address of DFAS is 1299 Ocean Avenue, Santa Monica, California 90401.

The Custodians

PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the custodian for all of the domestic Funds. Citibank, N.A., 111 Wall Street, New York, New York, 10005, serves as the global custodian for all of the international Funds.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of the Proxy Statement is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Funds will deliver promptly a separate copy of the Proxy Statement to a shareholder at a shared address. Please call (512)306-7400 or forward a written request to 6300 Bee Cave Road, Building One, Austin, TX 78746, if you would like to (1) receive a separate copy of the Proxy Statement; (2) receive your annual reports or Proxy Statements separately in the future; or (3) request delivery of a single copy of annual reports or Proxy Statements if you currently are receiving multiple copies at a shared address.

Outstanding Number of Shares and Principal Shareholders of the Funds

The number of outstanding shares of each class of each Fund, as of March 27, 2009, is set forth in Exhibit D to this Proxy Statement. The names and addresses of the beneficial owners of more than 5% of the outstanding shares of each Fund, along with the number and percentage of shares owned, as of March 26, 2009, is set forth in Exhibit E to this Proxy Statement. To the knowledge of the Funds' management, as of March 26, 2009, there were no entities, except as set forth in Exhibit E to this Proxy Statement, owning beneficially more than 5% of the outstanding shares of any Fund.

In addition, to the knowledge of DFAIDG's management, as of January 30, 2009, the Director Nominees and principal officers, each individually, and together as a group, owned less than 1% of the outstanding shares of each Fund.

Contacting the Board

If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of DFAIDG at the Dimensional Companies' offices, as follows: 6300 Bee Cave Road, Building One, Austin Texas 78746, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies

Your vote and/or voting instructions are being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Advisor and the Funds. Any cost borne by the Company will be borne indirectly by Variable Contract owners. DFAIDG expects that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of a Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

The Altman Group, Inc. (the "Solicitor"), has been engaged to assist in the solicitation of proxies, at an estimated cost of $15,000. The Participating Insurance Companies also may engage their own solicitors (which may include DFAIDG's solicitor) to solicit voting instructions from Variable Contract owners. Such costs, including the fees of a proxy soliciting agent, if any, will be borne by the Participating Insurance Companies, although the Advisor, or an affiliate, may reimburse certain of their expenses. As the date of the Meeting approaches, certain Participating Insurance Companies may receive a telephone call from certain officers and representatives of a Fund or its affiliates and certain financial services firms and their representatives, or a representative of the Solicitor, if the shareholders' votes and/or voting instructions have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds.

If a shareholder, including a Variable Contract owner, wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s)/voting instruction form(s) originally included with the Proxy Statement or attend in person.

Voting and Methods of Tabulation

Generally, abstentions will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions may have the same effect as a vote "against" the Proposals (and Sub-Proposals) that required an affirmative vote by a certain percentage of shareholders.

The rules of the SEC require that the Company disclose in this proxy statement the effect of "broker non-votes." Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. As described above, each Separate Account, as the shareholder of record of the Funds' shares, generally is required to vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against, or abstain) to those for which timely instructions are received by the Participating Insurance Company just as any other shares for which the Participating Insurance Company does not receive proper voting instructions. Therefore, DFAIDG does not anticipate receiving any broker non-votes.

Quorum

The presence in person or by proxy of one-third of the shares entitled to be cast on a matter constitutes a quorum at the Meeting for the purposes of acting on a Proposal or Sub-Proposal. For the purposes of establishing whether a quorum is present, abstentions and broker non-votes will be counted.

Adjournment

The Meeting, as to any Fund, may be adjourned from time to time (with respect to any one or more matters) for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), whether or not quorum is present, or by the chairman of the Meeting without notice other than announcement at the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or Sub-Proposal, or for any other reason consistent with Maryland state law and DFAIDG's charter documents and bylaws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business that might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of DFAIDG on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of DFAIDG did not have timely notice, as set forth in the SEC's proxy rules.

Shareholder Proposals

As a general matter, the Company is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Company's proxy statement for the next meeting of shareholders of the Company should send the shareholder's written proposal to the Company's offices at 6300 Bee Cave Road, Building One, Austin Texas 78746, Attention: Secretary, in advance of such meeting, within a reasonable time before the Company begins to print and mail its proxy materials in order for the proposal to be considered for inclusion in the Company's proxy statement and proxy card relating thereto, and presented at the meeting. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Company's proxy statement must notify the Company of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the Company at the address set forth above. If a shareholder fails to give notice to the Company within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the Board for such meeting may exercise discretionary voting power with respect to any such proposal. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and the Company's governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Company's proxy statement or presented at the Meeting.

Other Business

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By  Order of the Board of Directors of DFAIDG,

Catherine L. Newell

Vice President and Secretary

April 7, 2009

EXHIBIT LIST

PAGE
Exhibit A-1	Nominating Committee Charter	A-1(1)
Exhibit A-2	List of Executive Officers of the Company	A-2(1)
Exhibit A-3	Pre-Approval Policies and Procedures of the Audit Committee	A-3(1)
Exhibit B-1	Proposed Form of Articles of Amendment and Restatement for DFAIDG	B-1(1)
Exhibit B-2	Comparison of the New Articles and the Current Articles of Incorporation for DFAIDG	B-2(1)
Exhibit C-1	Proposed Form of Sub-Advisory Agreement with DFA Australia for the VA International Value Portfolio	C-1(1)
Exhibit C-2	Proposed Form of Sub-Advisory Agreement with DFAL for the VA International Value Portfolio	C-2(1)
Exhibit C-3	List of Executive Officers of DFA Australia	C-3(1)
Exhibit C-4	List of Executive Officers of DFAL	C-4(1)
Exhibit D	Number of Outstanding Shares of each Fund as of March 27, 2009	D-1
Exhibit E	Principal Holders of Shares of the Funds as of March 26, 2009	E-1

Exhibit A-1

Nominating Committee Charter
of the Boards of Directors of
DFA Investment Dimensions Group Inc. ("DFAIDG"),
Dimensional Investment Group Inc. ("DIG"), and
Dimensional Emerging Markets Value Fund Inc. ("DEM"), and
of the Board of Trustees of
The DFA Investment Trust Company ("DFAITC")

I.  The Committee.

The Nominating Committee (the "Committee") is a committee of, and established by, the Boards of Directors/Trustees (the "Board") of DFAIDG, DIG, DEM, and DFAITC (each a "Fund," and together, the "Funds"). The Committee consists of such number of members as set by the Board, from time to time, and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not "interested persons" of the Funds ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.  Board Nominations and Functions.

1.  The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Funds' investment advisor and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee also shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence; e.g., business, financial, or family relationships with investment advisors or service providers.

2.  The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

3.  The Committee may consider the factors listed in Schedule A to evaluate candidates for membership on the Board. The Committee also may, from time to time, establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate.

4.  The Committee shall review recommendations from Qualifying Fund Shareholders (as defined in Schedule A) for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures described in Schedule A.

III.  Other Powers and Responsibilities.

1.  The Committee shall meet as often as it deems appropriate.

2.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.

3.  The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

A-1(1)

4.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent permitted by law and by the Funds' Bylaws. In the event of any inconsistency between this Charter and the Funds' organizational documents, the provisions of the Funds' organizational documents shall be given precedence.

5.  The Committee shall review this Charter at least annually and recommend any changes to the full Board.

* * * * * *

As adopted September 16, 2008.

A-1(2)

Schedule A

NOMINATION AND APPOINTMENT POLICY

1.  The Committee believes that it is in the best interests of the Funds and their shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.  In nominating candidates, the Committee believes that no specific minimum qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as the Committee deems appropriate. These factors may include:

•  whether or not the person is an "interested person," as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

•  whether or not the person has any relationships that might impair his or her independence, such as any business, financial, or family relationships with Fund management, the investment advisor and/or sub-advisors of the Funds, Fund service providers or their affiliates;

•  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•  the person's judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

•  the interplay of the candidate's experience with the experience of other Board members; and

•  the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.  While the Committee is solely responsible for the selection and recommendation to the Board of Disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of a Fund's outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee. Such recommendations shall be directed to the Secretary of the Funds at such address as is set forth in the Funds' disclosure documents. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each series of shares of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

A-1(3)

Exhibit A-2

List of Executive Officers of the Company

For purposes of the table below, "DFA Entities" refers to Dimensional Fund Advisors LP, Dimensional Holdings, Inc., DFA Securities Inc., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund Inc.

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal Age: 46	Vice President and Chief Learning Officer	Since 2008	Vice President of all the DFA Entities. Chief Learning Officer of Dimensional Fund Advisors LP (since September 2008). Formerly Regional Director of Dimensional Fund Advisors LP (2004 to 2008); Vice President of Professional Development at Assante Asset Management (1997 to 2004).

Darryl D. Avery Age: 42	Vice President	Since 2005	Vice President of all the DFA Entities. Formerly, institutional client service representative of Dimensional Fund Advisors LP (June 2002 to January 2005).

Arthur H. Barlow Age: 53	Vice President	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Scott A. Bosworth Age: 40	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional Fund Advisors LP (since November 1997).

Valerie A. Brown Age: 42	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.

David P. Butler Age: 44	Vice President	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Advisor Services of Dimensional Fund Advisors LP (since 2008). Formerly, Director of US Financial Advisor Services of Dimensional Fund Advisors LP (since January 2005).

Patrick E. Carter Age: 47	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional Fund Advisors LP (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).

Joseph H. Chi Age: 42	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002 to August 2005).

A-2(1)

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
Stephen A. Clark Age: 36	Vice President	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional Fund Advisors LP (April 2001 to April 2004).

Robert P. Cornell Age: 59	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional Fund Advisors LP (since August 1993).

Christopher S. Crossan Age: 43	Vice President and Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.

James L. Davis Age: 52	Vice President	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Age: 51	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Age: 38	Vice President	Since 2001	Vice President of all the DFA Entities.

Kenneth Elmgren Age: 54	Vice President	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).

Richard A. Eustice Age: 43	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Age: 48	Vice President	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Age: 37	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional Fund Advisors LP.

Jed S. Fogdall Age: 34	Vice President	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since September 2004). Prior to September 2004, Staff Engineer at The Boeing Company (1997 to 2004).

Glenn S. Freed Age: 47	Vice President	Since 2001	Vice President of all the DFA Entities.

A-2(2)

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
Jeremy P. Freeman Age: 38	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998 to June 2006).

Mark R. Gochnour Age: 41	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional Fund Advisors LP.

Henry F. Gray Age: 41	Vice President	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

John T. Gray Age: 34	Vice President	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional Fund Advisors LP (January 2005 to February 2007).

Darla M. Hastings Age: 53	Vice President	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional Fund Advisors LP. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Age: 41	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional Fund Advisors LP (since June 1998).

Julie C. Henderson Age: 34	Vice President and Fund Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin B. Hight Age: 41	Vice President	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional Fund Advisors LP (March 2003 to March 2005).

Christine W. Ho Age: 41	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional Fund Advisors LP.

Jeff J. Jeon Age: 35	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Counsel of Dimensional Fund Advisors LP.

Patrick M. Keating Age: 54	Vice President	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

A-2(3)

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
Joseph F. Kolerich Age: 37	Vice President	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since April 2001).

Michael F. Lane Age: 41	Vice President	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Kristina M. LaRusso Age: 33	Vice President	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional Fund Advisors LP (March 2003 to December 2006).

Inmoo Lee Age: 42	Vice President	Since 2007	Vice President of all DFA Entities. Associate Professor, Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present) Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet H. Lee Age: 38	Vice President	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional Fund Advisors LP (since January 2004).

Apollo D. Lupesco Age: 39	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).

Aaron M. Marcus Age: 38	Vice President and Head of Global Human Resources	Since 2008	Vice President and Head of Global Human Resources of Dimensional Fund Advisors LP. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

A-2(4)

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
David R. Martin Age: 52	Vice President, Chief Financial Officer and Treasurer	Since 2007	Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Age: 44	Vice President and Secretary	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian Newton Age: 33	Vice President	Since 2009	Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 to 2008) and Web Developer (2002 to 2005) of Dimensional Fund Advisors LP.

Gerard K. O'Reilly Age: 32	Vice President	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Age: 35	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003 to 2005).

A-2(5)

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
Carmen Palafox Age: 34	Vice President	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).

Sonya K. Park Age: 36	Vice President	Since 2005	Vice President of all the DFA Entities. Formerly, institutional client service representative of Dimensional Fund Advisors LP (February 2002 to January 2005).

David A. Plecha Age: 47	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Theodore W. Randall Age: 35	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008); Systems Developer of Dimensional Fund Advisors LP (2001 to 2006).

Eduardo A. Repetto Age: 42	Vice President and Chief Investment Officer	Vice President since 2002 and Chief Investment Officer since 2007	Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

L. Jacobo Rodríguez Age: 37	Vice President	Since 2005	Vice President of all the DFA Entities. Formerly, institutional client service representative of Dimensional Fund Advisors LP (August 2004 to July 2005); Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Age: 63	Vice President	Since 2001	Vice President of all the DFA Entities. Director of Institutional Services.

Bruce A. Simmons Age: 44	Vice President	Since 2009	Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President of Client and Fund Reporting at Mellon Financial (September 2005 to May 2007); Vice President of Business Development at CUADPRO Marketing (July 2003 to September 2005).

Ted R. Simpson Age: 40	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional Fund Advisors (since December 2002).

Bryce D. Skaff Age: 34	Vice President	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional Fund Advisors (December 1999 to January 2007).

A-2(6)

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
Grady M. Smith Age: 52	Vice President	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional Fund Advisors LP (August 2001 to April 2004).

Carl G. Snyder Age: 45	Vice President	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Age: 61	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional Fund Advisors LP.

Bradley G. Steiman Age: 35	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.

Robert C. Trotter Age: 50	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager of Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002 to 2007).

Karen E. Umland Age: 42	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.

Sunil Wahal Age: 42	Vice President	Since 2009	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008 to January 2009); Consultant to Dimensional Fund Advisors LP (September 2005 to July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005 to July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997 to 2005).

Brian J. Walsh Age: 39	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997 to 2004).

Carol W. Wardlaw Age: 50	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional Fund Advisors LP.

Weston J. Wellington Age: 57	Vice President	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

A-2(7)

Name and Age	Position	Term of Office(1) and Length of Service	Principal Occupation During Past 5 Years
Daniel M. Wheeler Age: 63	Vice President	Since 2001	Vice President of all the DFA Entities. Previously, Director of Global Financial Advisor Services of Dimensional Fund Advisors LP. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).

Ryan J. Wiley Age: 32	Vice President	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional Fund Advisors LP. Formerly, Portfolio Manager (2006 to 2007) and Trader (2001 to 2006).

Paul E. Wise Age: 53	Vice President	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional Fund Advisors LP (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

  (1)  Each officer holds office for an indefinite term at the pleasure of the Boards of Directors and until his or her successor is elected and qualified.

A-2(8)

Exhibit A-3

Pre-Approval Policies and Procedures of the Audit Committee

Pre-Approval Policies and Procedures
as adopted by the
Audit Committees
of
DFA Investment Dimensions Group Inc.
Dimensional Emerging Markets Value Fund Inc.
Dimensional Investment Group Inc.
The DFA Investment Trust Company
(together, the "Funds")

The Sarbanes-Oxley Act of 2002 (the "Act") and the rules (the "Rules") adopted by the U.S. Securities and Exchange Commission (the "SEC") require that the Funds' Audit Committees (together, the "Committee") pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the "Auditor"). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors, Inc. ("Dimensional"), the Funds' investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the "Service Affiliates") if the services directly impact the Funds' operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.  General

1.  The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.  The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds' operations and financial reporting.

B.  Pre-Approval of Audit Services to the Funds

1.  The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds' financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor's qualifications and independence. The Committee also shall consider the Auditor's proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.  The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the "Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.  Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not

A-3(1)

"interested persons" of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the "Independent Directors").

C.  Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.  The Committee may pre-approve types of non-audit services to the Funds and their Service Affiliates pursuant to this Section C.

2.  Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds' operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.  The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request.

4.  The Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.  A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.  Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.  The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.  Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.  The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a "Designated Member") to consider, on the Committee's behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds' management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.  The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)  pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)  refer such matter to the Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member's authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

A-3(2)

5.  The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.  Amendment; Annual Review

1.  The Committee may amend these procedures from time to time.

2.  These procedures shall be reviewed annually by the Committee.

F.  Recordkeeping

1.  The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.  In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.  A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

* * * * * *

Adopted January 15, 2004, and as amended September 13, 2005.

A-3(3)

Exhibit B-1

Proposed Form of Articles of
Amendment and Restatement for DFAIDG

DFA INVESTMENT DIMENSIONS GROUP INC.

DFA Investment Dimensions Group Inc., a Maryland corporation (hereinafter called the "Corporation") registered as an open-end investment company under the Investment Company Act of 1940, as amended, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST

The Corporation desires to amend and restate its Charter as currently in effect pursuant to these Articles of Amendment and Restatement. These Articles of Amendment and Restatement set forth every Charter provision currently in effect. These Articles of Amendment and Restatement do not increase the aggregate par value of the Corporation's capital stock.

SECOND

The Charter of the Corporation is hereby amended by striking in their entirety Articles FIRST through NINTH, inclusive, and by substituting in lieu thereof the following:

ARTICLE FIRST: Name and Definitions.

Section 1.1.  Name. The name of the Corporation is:

    DFA Investment Dimensions Group Inc.

Section 1.2.  Definitions. Wherever they are used herein, the following terms have the following respective meanings:

(a)  "Class" means the two or more classes as may be established and designated from time to time by the Board of Directors pursuant to Section 5.7(a) hereof.

(b)  The term "Commission" shall have the same meaning given to such term in the 1940 Act.

(c)  "His" or "his" shall include the feminine and neuter, as well as the masculine, genders.

(d)  "Maryland General Corporation Law" means the Maryland General Corporation Law, as amended from time to time.

(e)  The "1940 Act" means the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Corporation or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the staff of the Commission under the 1940 Act. In construing the 1940 Act, the Corporation may, to the extent it deems appropriate, rely on interpretations of the 1940 Act issued by the Commission or the staff of the Commission.

(f)  "Outstanding Shares" means those Shares shown from time to time on the books of the Corporation or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Corporation.

(g)  "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(h)  "Series" means, individually or collectively, the two or more series as may be established and designated from time to time by the Board of Directors pursuant to Section 5.7(a) hereof.

(i)  "Shareholder" means a record owner of Outstanding Shares.

(j)  "Shares" means shares of capital stock of the Corporation with a par value of One Cent ($0.01) per share, including the Shares of any and all Series and Classes which may be established and designated by the Board of Directors. The Corporation may issue and sell fractions of Shares having pro rata all the rights of full Shares, including, without limitation, the right to vote and to receive dividends or distributions, and wherever the words "Share" or "Shares" are used in the Charter or the Bylaws of the Corporation, they shall be deemed to include fractions of Shares, where the context does not clearly indicate that only full Shares are intended.

B-1(1)

ARTICLE SECOND: Purposes and Powers. The purposes for which the Corporation are formed and the business and objects to be carried on and promoted by it are to engage generally in the business of an open-end investment company registered as such with the Securities and Exchange Commission pursuant to the 1940 Act, and to exercise and generally to enjoy all of the powers, rights and privileges granted to or conferred upon corporations by the Maryland General Corporation Law not inconsistent with this Charter.

The foregoing enumerated purposes and objects shall in no way be limited or restricted by reference to, or inference from, the terms of any other provision of this Charter, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the Maryland General Corporation Law.

ARTICLE THIRD: Principal Office and Resident Agent. The post office address of the principal office of the Corporation in Maryland is 300 East Lombard Street, Baltimore, MD 21202. The name and post office address of the resident agent of the Corporation in Maryland are The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21202. The resident agent is a Maryland corporation.

ARTICLE FOURTH: Number of Directors. The Corporation shall have Eight (8) directors, which number may be increased or decreased from time to time pursuant to the Bylaws of the Corporation. The names of the directors who are currently in office and who shall act as such until their successors are duly elected and qualified are as follows: (i) George M. Constantinides, (ii) John P. Gould, (iii) Roger G. Ibbotson, (iv) Robert C. Merton, (v) Myron S. Scholes, (vi) Abbie J. Smith, (vii) David G. Booth, and (viii) Rex A. Sinquefield.

ARTICLE FIFTH: Capital Stock.

Section 5.1.  Authorized Shares. The Corporation shall have the authority to issue Eighteen Billion One Hundred Forty-Five Million (18,145,000,000) shares of capital stock, with a par value of $0.01 per share, for an aggregate par value of One Hundred Eighty One Million Four Hundred Fifty Thousand Dollars ($181,450,000). Currently, the Corporation's authorized Shares have been designated and classified into the following 59 Series, and certain of such Series have been subdivided into the following Classes:

Series	Class	Number of Shares
U.S. Large Company Portfolio Shares		250,000,000
	Institutional Class	200,000,000
	Class R1	25,000,000
	Class R2	25,000,000
U.S. Micro Cap Portfolio Institutional Shares		650,000,000
DFA One-Year Fixed Income Portfolio Shares		750,000,000
	Institutional Class	650,000,000
	Class R1	50,000,000
	Class R2	50,000,000
DFA Five-Year Government Portfolio Shares		300,000,000
	Institutional Class	250,000,000
	Class R1	25,000,000
	Class R2	25,000,000
United Kingdom Small Company Portfolio Institutional Shares		70,000,000
Japanese Small Company Portfolio Institutional Shares		50,000,000
Continental Small Company Portfolio Institutional Shares		50,000,000
DFA Intermediate Government Fixed Income Portfolio Shares		300,000,000
	Institutional Class	250,000,000
	Class R1	25,000,000
	Class R2	25,000,000
DFA Five-Year Global Fixed Income Portfolio Shares		700,000,000
	Institutional Class	600,000,000
	Class R1	50,000,000
	Class R2	50,000,000

B-1(2)

Series	Class	Number of Shares
Asia Pacific Small Company Portfolio Institutional Shares		50,000,000
Large Cap International Portfolio Shares		250,000,000
	Institutional Class	200,000,000
	Class R1	25,000,000
	Class R2	25,000,000
U.S. Small Cap Portfolio Shares		450,000,000
	Institutional Class	400,000,000
	Class R1	25,000,000
	Class R2	25,000,000
U.S. Small Cap Value Portfolio Institutional Shares		650,000,000
U.S. Large Cap Value Portfolio Shares		850,000,000
	Institutional Class	750,000,000
	Class R1	50,000,000
	Class R2	50,000,000
DFA Real Estate Securities Portfolio Shares		300,000,000
	Institutional Class	250,000,000
	Class R1	25,000,000
	Class R2	25,000,000
LWAS/DFA International High Book to Market Portfolio Shares		100,000,000
Emerging Markets Portfolio Shares		300,000,000
	Institutional Class	250,000,000
	Class R1	25,000,000
	Class R2	25,000,000
DFA International Small Cap Value Portfolio Institutional Shares		900,000,000
VA U.S. Large Value Portfolio		50,000,000
VA Global Bond Portfolio Shares		50,000,000
VA U.S. Targeted Value Portfolio Shares		50,000,000
VA International Value Portfolio Shares		50,000,000
VA International Small Portfolio Shares		50,000,000
VA Short-Term Fixed Portfolio Shares		50,000,000
Enhanced U.S. Large Company Portfolio Shares		200,000,000
	Institutional Class	150,000,000
	Class R1	25,000,000
	Class R2	25,000,000
DFA Two-Year Global Fixed Income Portfolio Shares		600,000,000
	Institutional Class	550,000,000
	Class R1	25,000,000
	Class R2	25,000,000
International Small Company Portfolio Shares		700,000,000
	Institutional Class	600,000,000
	Class R1	50,000,000
	Class R2	50,000,000
Emerging Markets Small Cap Portfolio Institutional Shares		150,000,000
U.S. Targeted Value Portfolio Shares		300,000,000
	Institutional Class	250,000,000
	Class R1	25,000,000
	Class R2	25,000,000

B-1(3)

Series	Class	Number of Shares
Emerging Markets Value Portfolio Shares		550,000,000
	Institutional Class	500,000,000
	Class R1	25,000,000
	Class R2	25,000,000
Tax-Managed U.S. Targeted Value Portfolio Shares		300,000,000
Tax-Managed U.S. Small Cap Portfolio Shares		200,000,000
Tax-Managed U.S. Marketwide Value Portfolio Shares		350,000,000
Tax-Managed DFA International Value Portfolio Shares		300,000,000
Tax-Managed U.S. Equity Portfolio Shares		250,000,000
DFA Short-Term Municipal Bond Portfolio Institutional Shares		200,000,000
Emerging Markets Core Equity Portfolio Shares		450,000,000
	Institutional Class	400,000,000
	Class R1	25,000,000
	Class R2	25,000,000
U.S. Core Equity 1 Portfolio Shares		700,000,000
	Institutional Class	600,000,000
	Class R1	50,000,000
	Class R2	50,000,000
U.S. Core Equity 2 Portfolio Shares		1,125,000,000
	Institutional Class	1,025,000,000
	Class R1	50,000,000
	Class R2	50,000,000
U.S. Vector Equity Portfolio Shares		350,000,000
	Institutional Class	300,000,000
	Class R1	25,000,000
	Class R2	25,000,000
International Core Equity Portfolio Shares		1,025,000,000
	Institutional Class	925,000,000
	Class R1	50,000,000
	Class R2	50,000,000
Emerging Markets Social Core Equity Portfolio Shares		100,000,000
DFA Inflation-Protected Securities Portfolio Shares		150,000,000
	Institutional Class	100,000,000
	Class R1	25,000,000
	Class R2	25,000,000
DFA International Real Estate Securities Portfolio Shares		400,000,000
	Institutional Class	350,000,000
	Class R1	25,000,000
	Class R2	25,000,000
DFA California Short-Term Municipal Bond Portfolio Institutional Shares		100,000,000
T.A. U.S. Core Equity 2 Portfolio Institutional Shares		550,000,000
CSTG&E U.S. Social Core Equity 2 Portfolio Shares		100,000,000
CSTG&E International Social Core Equity Portfolio Shares		100,000,000

B-1(4)

Series	Class	Number of Shares
U.S. Social Core Equity 2 Portfolio Shares		100,000,000
U.S. Sustainability Core 1 Portfolio		100,000,000
International Sustainability Core 1 Portfolio		100,000,000
DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares		100,000,000
T.A. World ex U.S. Core Equity Portfolio Institutional Shares		200,000,000
DFA Global Real Estate Securities Portfolio		100,000,000
DFA International Value ex Tobacco Portfolio		100,000,000
International Vector Equity Portfolio		100,000,000
DFA Short-Term Extended Quality Portfolio Institutional Shares		100,000,000
DFA Intermediate-Term Extended Quality Portfolio Institutional Shares		100,000,000
VA Global Moderate Allocation Portfolio Shares		25,000,000

In addition, 500,000,000 Shares remain unallocated and undesignated.

Section 5.2.  Issuance of Shares. The Board of Directors shall have the power to authorize the issuance from time to time of Shares of any Series or Class, whether now or hereafter authorized, or securities convertible into Shares of any Series or Class, whether now or hereafter authorized, for such consideration as the Board of Directors deems advisable without any action by the Shareholders.

The Board of Directors may from time to time divide or combine the Shares of any particular Series or Class into a greater or lesser number of Shares of that Series or Class without thereby changing the proportionate interest in the assets belonging to that Series or Class or in any way affecting the rights of holders of Shares of any other Series or Class.

Section 5.3.  Small Accounts. The Board of Directors may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may be different for each Series or Class, and which may be different within each Series or Class, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum amounts, or may take any other action with respect to minimum investment amounts as may be deemed appropriate by the Board of Directors, in each case upon such terms as shall be established by the Board of Directors.

Section 5.4.  Disclosure of Holdings. The holders of Shares or other securities of the Corporation shall upon demand disclose to the Corporation in writing such information with respect to direct and indirect ownership of Shares or other securities of the Corporation as the Board of Directors or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Board of Directors may otherwise decide, and ownership of Shares may be disclosed by the Corporation if so required by law or regulation or as the Board of Directors may otherwise decide.

Section 5.5.  Voting. On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each such Share standing in such holder's name upon the books of the Corporation regardless of the Series or Class thereof, and all Shares of all Series and Classes shall vote together as a single class ("Single Class Voting"); provided, however, that (a) when the 1940 Act or the Maryland General Corporation Law requires that a Series or Class or Series or Classes vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected Series or Class or Series or Classes in lieu of Single Class Voting; (b) in the event that the separate vote requirement referred to in (a) above applies with respect to one or more Series or Classes, then, subject to (b) below, the Shares of all other Series and Classes shall vote as a single class; and (c) as to any matter, which, in the judgment of the Board of Directors, does not affect the interests of a particular Series or Class, such Series or Class shall not be entitled to any vote and only the holders of Shares of the affected Series or Class or Series or Classes shall be entitled to vote.

B-1(5)

Section 5.6.  Meetings; Action by Written Consent.

(a)  Notwithstanding any provision of the Maryland General Corporation Law requiring the authorization of any action by a greater proportion than a majority of the total number of Shares of all Series and Classes, or of the total number of shares of any one or more particular Series or Class or Series or Classes entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of Outstanding Shares of all Series and Classes that are entitled to vote thereon, or of the Series or Class or Series or Classes entitled to vote thereon as a separate class, as the case may be.

(b)  Subject to compliance with the requirements of the 1940 Act, the notice and other requirements of the Maryland General Corporation Law, and any procedures adopted by the Board of Directors from time to time, the holders of Shares or of any Series or Class or Series or Classes may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of holders of Shares or any Series or Class or Series or Classes.

Section 5.7.  Series and Classes.

(a)  The Board of Directors shall have the power to classify or reclassify any unissued Shares, including by classifying or reclassifying such shares into one or more Series or Classes, by setting or changing in any one or more respects, from time to time before issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Shares.

(b)  The Board of Directors shall have the power and authority, without the approval of the holders of any Outstanding Shares, to increase or decrease the number of Shares or the number of Shares of any Series or Class that the Corporation has authority to issue.

(c)  All consideration received by the Corporation for the issue and sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series or Class for all purposes, subject only to the rights of creditors of such Series or Class, and shall be so recorded upon the books of account of the Corporation. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series or Class, the Board of Directors shall allocate them among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable.

(d)  The assets belonging to each particular Series or Class shall be charged with the liabilities of the Corporation in respect of that Series or Class and all expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Board of Directors to and among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable. The assets of a particular Series or Class of the Corporation shall, under no circumstances, be charged with liabilities attributable to any other Series or Class of the Corporation.

All Persons extending credit to, or contracting with or having any claims against a particular Series or Class of the Corporation shall look only to the assets of that particular Series or Class for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series or Class shall have any claim on or right to any assets allocated or belonging to any other Series or Class. A Shareholder of a particular Series or Class of the Corporation shall not be entitled to participate in a derivative or class action on behalf of any other Series or Class or the Shareholders of any other Series or Class of the Corporation.

(e)  Subject to the terms of the Charter (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to this Section 5.7), each Share of each particular Series or Class shall represent an equal proportionate interest in that Series or Class.

(f)  Except as otherwise provided herein (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to this Section 5.7), upon liquidation or termination of a Series or Class of the Corporation, Shareholders of such Series or Class shall be entitled to receive, pro rata in proportion to the number of Shares of such Series or Class held by each of them, a share of the net assets of such Series or

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Class, and the holders of Shares of any other particular Series or Class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any Shareholder shall be determined by the Board of Directors, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

(g)  At such times as may be determined by the Board of Directors in compliance with the 1940 Act, Shares of a particular Series or Class may be automatically converted by the Corporation into Shares of another Series or Class based on the relative net asset values of such Series or Class at the time of conversion. The terms and conditions of such conversion may vary within and among the Series and Classes and within or among the holders of the Series and Classes to the extent determined by the Board of Directors.

Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that the holders of any Series or Class of Shares shall have the right to convert or exchange said shares into Shares of one or more other Series or Classes in accordance with such requirements and procedures as may be established by the Board of Directors.

(h)  No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors may determine and at such price or prices and upon such other terms as the Board of Directors may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any Series, Class or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other Series, Classes or types of stock or other securities at the time outstanding.

(i)  Notwithstanding anything to the contrary contained in this Charter, each Share may be subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, however designated, and other administrative, recordkeeping, redemption, service and other fees, however designated); to such account size requirements; and to such other rights and provisions; which may be the same or different from any other Share or any other Share of any Series or Class, including any other share of the same Series or Class, all as the Board of Directors may from time to time establish and/or change in accordance with the 1940 Act and as reflected in the Corporation's then effective registration statement under the Securities Act of 1933 with respect to such Shares, or such other document or instrument deemed appropriate by the Board of Directors in its sole discretion.

ARTICLE SIXTH: Redemption and Repurchase of Shares.

Section 6.1.  Redemption of Shares. Subject to Section 6.6 hereof, the Corporation shall redeem the Shares of the Corporation or any Series or Class thereof at the price determined as hereinafter set forth at such office or agency as may be designated from time to time for that purpose by the Board of Directors and in accordance with such conditions as the Board of Directors may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2.  Redemption of Shareholder's Shares at Option of Corporation. Subject to the provisions of the 1940 Act, each Share of the Corporation and each Share of each Series and Class shall be redeemable at the option of the Corporation. In that regard, the Board of Directors may by resolution from time to time authorize the Corporation to redeem all or any part of the Shares of the Corporation or of any Series or Class upon such terms and conditions as the Board of Directors may determine in its sole discretion. The Corporation's right to redeem shares includes, without limitation, the right to redeem shares when required for the payment of account fees or other fees, charges and expenses as set by the Board of Directors, including without limitation any small account fees permitted by Section 5.3.

Section 6.3.  Price. Any Shares redeemed shall be redeemed at the Shares' net asset value less such fees and/or charges, if any, as may be established by the Board of Directors from time to time.

Section 6.4.  Payment. Payment for Shares redeemed shall be made in cash or other property, or any combination thereof, out of the assets of the relevant Series or Class of the Corporation. The composition of any such payment (e.g., cash, securities and/or other assets) shall be determined by the Corporation in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Corporation be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment. Payment of the redemption

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price shall be made by the Corporation only from the assets belonging to the Series or Class whose Shares are to be redeemed.

Section 6.5.  Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Corporation may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6.  Suspension of Right of Redemption. Notwithstanding the foregoing, the Corporation may postpone the payment of the redemption price and may suspend the right of Shareholders to require the Corporation to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE SEVENTH: Determination of Net Asset Value, Net Income and Distributions.

Section 7.1.  Determination of Net Asset Value. The Board of Directors may in its sole discretion from time to time prescribe the time or times for determining the per share net asset value of the Shares of the Corporation or any Series or Class thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Corporation or a Series or Class thereof, and the procedures and methods for determining the net asset value of a Share of the Corporation, or a Series or a Class thereof. The Corporation may suspend the determination of net asset value for any Series or Class during any period when it may suspend the right of Shareholders to require the Corporation to redeem Shares.

Section 7.2.  Distributions to Shareholders. Subject to the right of the Board of Directors to delegate such powers as permitted by the Maryland General Corporation Law, the Board of Directors may in its sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted resolution of the Board of Directors, the bases and times for the declaration and payment by duly authorized officers of the Corporation of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or other property, or any combination thereof, including any Shares or other securities of the Corporation as the Board of Directors may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Board of Directors may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash such cash may be reinvested in full and fractional Shares of the Corporation as the Board of Directors shall direct or as the Board of Directors may permit a Shareholder to direct.

Any such dividend or distribution to the Shareholders of a particular Series or Class shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series or Class held by each of them, except as otherwise provided herein (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to Section 5.7); provided, however, that the composition of any such dividend or distribution (e.g., cash, securities and/or other assets) shall be determined by the Corporation in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Without limiting the foregoing and notwithstanding anything to the contrary contained in this Charter, the Board of Directors may provide that dividends and distributions shall be payable only with respect to those Shares that have been held of record continuously by the Shareholder for a specified period prior to the record date of the dividend or distribution.

Section 7.3.  Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Board of Directors shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per Share of such Series at a constant dollar amount.

Section 7.4.  Determination by the Board of Directors. The Board of Directors may make any determinations it deems necessary with respect to this Article SEVENTH, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Corporation; the amount of the net income of the Corporation from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charge were created shall have been paid or discharged); the market value, or any other price to be applied in

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determining the market value, or the fair value, of any security or other asset owned or held by the Corporation; the number of Shares of the Corporation issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

Section 7.6.  Distributions on Dissolution. In the event of the dissolution of the Corporation, Shareholders of each Series or Class shall be entitled to receive, pro rata in proportion to the number of Shares of such Series or Class held by each of them, a share of the net assets of such Series or Class, except as otherwise provided herein (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to Section 5.7); provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any Shareholder shall be determined by the Corporation in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

ARTICLE EIGHTH: Limitation of Liability; Indemnification.

Section 8.1.  Limitation of Liability. To the fullest extent permitted by the 1940 Act and the Maryland General Corporation Law, no director or former director and no officer or former officer of the Corporation shall be personally liable to the Corporation or its Shareholders for money damages. No amendment to the Charter or repeal of any of its provisions shall limit or eliminate the benefits provided by this Section 8.1 to directors or former directors or officers or former officers with respect to any act or omission that occurred prior to such amendment or repeal.

Section 8.2.  Indemnification.

(a)  Any word or words used in this Section 8.2 that are defined in Section 2-418 of the Maryland General Corporation Law (the "Indemnification Section") shall have the same meaning as defined in the Indemnification Section.

(b)  The Corporation shall indemnify and advance expenses to a director or officer (which includes, with respect to any such person, any person who is or was an officer of the Corporation and any person who, while an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan) of the Corporation in connection with a proceeding to the fullest extent permitted by and in accordance with the Indemnification Section and the 1940 Act. The foregoing rights of indemnification and advancement of expenses shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

(c)  No amendment to this Charter or repeal of any of its provisions shall limit or eliminate the protection afforded by this Section 8.2 to a director or officer (as that term is described in subsection (b) above) with respect to any act or omission that occurred prior to such amendment or repeal.

ARTICLE NINTH: Miscellaneous.

Section 9.1.  Ambiguities; Board Decisions Conclusive. The Board of Directors may construe any of the provisions of this Charter insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Board of Directors in good faith shall be conclusive as to the meaning to be given to such provisions. Any determination made by or pursuant to the direction of the Board of Directors in good faith and consistent with the provisions of this Charter shall be final and conclusive and shall be binding upon the Corporation and every holder at any time of Shares.

Section 9.2.  Amendments to Charter. The Corporation reserves the right to adopt from time to time any amendment to the Charter, as now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in the Charter, of any outstanding Shares.

Section 9.3.  Appraisal Rights. The holders of the Corporation's Shares or any Series or Class of Shares shall not be entitled to exercise the rights of an objecting stockholder under §§ 3-201 to 3-213 of the Maryland General Corporation Law.

Section 9.4.  Headings; Plural. Article and Section titles contained herein are for descriptive purposes only and shall not control or alter the meaning of this Charter as set forth in the text or any article or section. The use of the singular herein shall be deemed to be or include the plural (and vice-versa), wherever appropriate.

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THIRD

The Board of Directors of the Corporation, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the Maryland General Corporation Law, duly advised the foregoing amendment and restatement of the Charter of the Corporation and the stockholders of the Corporation, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the Maryland General Corporation Law, duly approved the foregoing amendment and restatement of the Charter of the Corporation.

[Signatures begin on next page]

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IN WITNESS WHEREOF, DFA Investment Dimensions Group Inc. has caused these Articles of Amendment and Restatement to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this       day of                 , 200 , and its Vice President acknowledges that these Articles of Amendment and Restatement are the act of DFA Investment Dimensions Group Inc. and he/she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his/her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:

__________________________________________ Assistant Secretary

DFA INVESTMENT DIMENSIONS GROUP INC.

By:	__________________________________________ Vice President

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Exhibit B-2

Comparison of the New Articles and the Current Articles of Incorporation for DFAIDG

Limitation of Liability For Directors and Officers

The New Articles contain a provision eliminating the liability for directors and officers for money damages to the maximum extent permitted by law.

After DFAIDG was organized, the Maryland General Corporation Law (the "MGCL") was revised to permit a Maryland corporation to limit the liability of its directors and officers for money damages under certain circumstances. Specifically, if this provision is included in a charter, under current Maryland corporate law, directors and officers are not liable for money damages to the corporation or its shareholders unless (i) "they receive an improper benefit or profit in money, property or services," for the amount of such improper benefit or profit, or (ii) they are found to have acted (or to have failed to act) with "active and deliberate dishonesty" and the act (or failure to act) "was material to the cause of action adjudicated."

In circumstances in which the personal liability of directors and officers is limited, claims made by or on behalf of the Company against the directors and officers would be limited to equitable remedies, such as an injunction.

If Maryland corporation law is subsequently amended so as to permit further limitation of the monetary liability of directors and officers, then, under the New Articles, such liability will be limited to the fullest extent permitted without further action by the Company's shareholders. The New Articles also would assure directors and officers that these protections could not subsequently be withdrawn with respect to actions arising from events or omissions occurring prior to withdrawal.

Maryland law is similar to the laws of most other states, including Delaware, which limit the risk of personal liability of corporate directors and, in many cases, officers. These laws respond to concerns about increased litigation against corporate directors and officers, the willingness of qualified persons to serve as directors and officers, and the potential for adverse effects on decision-making by persons who serve as directors and officers.

The Board believes that, in view of the proliferation of litigation against corporate directors and officers in which difficult business judgments are tested with the benefit of hindsight, and the need to attract and retain corporate directors and officers who can make significant corporate decisions in the best interest of DFAIDG with the reduced threat of personal liability, the proposed amendment is in the best interest of DFAIDG and its shareholders.	DFAIDG's Current Articles do not include a provision on this issue.

Indemnification

The New Articles expressly provide that the Company will indemnify and advance expenses to its directors and officers to the maximum extent permitted by law.

If Maryland corporation law or the 1940 Act is subsequently amended so as to permit further indemnification and advancement of expenses to directors and officers, then, under the New Articles, such indemnification and advancement will be provided to the fullest extent permitted without further action by the Company's shareholders. The New Articles also would assure directors and officers that these protections could not subsequently be withdrawn with respect to actions arising from events or omissions occurring prior to withdrawal.	DFAIDG's Current Articles do not include a provision on this issue.

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For the same reasons discussed above with respect to limiting liability for money damages, the Board believes that the proposed amendment is in the best interest of DFAIDG and its shareholders. While the Company provides for director and officer indemnification and advance of expenses in its bylaws, the amendment would provide comfort to the officers and directors that their rights to indemnification and advancement of expenses can only be changed by a charter amendment adopted at a shareholders' meeting.

Consent of Shareholders (Less Than Unanimous)

The New Articles provide that shareholders may take action by delivering a consent, in writing or by electronic transmission, of the shareholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a shareholders' meeting. Because the Current Articles do not contain a similar provision, Maryland corporate law requires unanimous consent when shareholders act without a formal meeting.

The change in the New Articles will give the Board of the Company additional flexibility to obtain a shareholder consent in situations in which a few shareholders have a sufficient number of votes to approve a particular action. This would allow the Company to avoid the time and expense of a shareholder meeting in circumstances where the outcome is certain.	DFAIDG's Current Articles do not include a provision on this issue.

Appraisal Rights

The New Articles provide that shareholders will not be entitled to exercise appraisal rights provided under Maryland corporate law. Maryland corporate law recently was amended to provide that a Maryland corporation's charter may eliminate appraisal rights for shareholders.

Regardless of whether the charter includes a provision eliminating appraisal rights, shareholders of open-end investment companies like the Company may not exercise appraisal rights where the value placed on the stock in the transaction is its net asset value.	DFAIDG's Current Articles do not include a provision on this issue.

Conversion and Exchange

The New Articles provide that the shares of one series or class may be automatically converted into shares of another series or class, subject to terms determined by the Board, without a shareholder vote (unless a vote is required by the 1940 Act). This applies, for example, where the Board wants to eliminate a class by converting the class into another class. The New Articles also contain provisions allowing a shareholder to exchange shares of a series or class into shares of another series or class.

The New Articles would allow the Board added flexibility to take actions regarding automatic conversions that the Board believes to be in the Company's best interests, without causing the Company to incur the time and expense of soliciting shareholder approval.	DFAIDG's Current Articles do not include a provision on this issue.

Redemption

The New Articles contain provisions describing how and when a shareholder may redeem his or her shares and how and when the corporation may involuntarily redeem shares.

Often, a corporation will seek to redeem shares involuntarily as a way to liquidate a series or class without a shareholder vote. Without a charter provision authorizing the	DFAIDG's Current Articles provide for redemption by shareholders but limit the circumstances in which the Company

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corporation to redeem shares involuntarily, the MGCL only permits involuntary redemptions of small accounts subject to various procedural requirements.

The New Articles would allow the Board added flexibility to take actions regarding involuntary redemptions that the Board believes to be in the Company's best interests, without causing the Company to incur the time and expense of soliciting shareholder approval.	may involuntarily redeem shares.

Small Account Fees (and Redemptions to Pay Such Fees)

The New Articles provide that the Board of the Company may establish minimum account sizes and impose fees on accounts that do not maintain the minimum and may involuntarily redeem shares in any such account in payment of such fee.

The Board believes it is important for the Company to have the flexibility to charge an additional fee for accounts that fall below a specified minimum investment level so as to ensure, in the appropriate case, that those shareholders who choose to maintain small accounts will bear a fair portion of the costs of maintaining those accounts. The Company will provide advance notice of the intention to impose fees on accounts that do not exceed a minimum investment size.	DFAIDG's Current Articles do not include a provision on this issue.

Fees And Expenses

The New Articles provide the Board with explicit authority to set and/or change sales loads or charges, fees, and expenses (such as distribution and administrative expenses and administrative, recordkeeping, redemption and service fees), account size requirements and other rights and provisions applicable to shares of each series or class, in accordance with the 1940 Act.	DFAIDG's Current Articles do not include a provision on this issue.

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Exhibit C-1

Proposed Form of Sub-Advisory Agreement with DFA Australia for the VA International Value Portfolio

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT dated this [       ] day of [               ], 2009 among DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation (the "Fund"), DIMENSIONAL FUND ADVISORS LP, a Delaware limited partnership ("DFA"), and DFA AUSTRALIA LIMITED, a corporation organized under the laws of New South Wales ("DFA Australia").

WHEREAS, DFA is the investment advisor to all the portfolios of the Fund, including the VA International Value Portfolio (the "Portfolio"); and

WHEREAS, the Portfolio invests in securities of issuers associated with international markets designated by the Investment Committee of DFA, as categorized, defined, and limited in accordance with the Fund's prospectus; and

WHEREAS, DFA Australia personnel have expertise in certain business areas pertinent to the business operations of the Portfolio and the selection of brokers or dealers and the execution of trades with respect to international securities; and

WHEREAS, DFA wishes to retain DFA Australia as sub-advisor with respect to the Portfolio, and DFA Australia wishes to act as sub-advisor, upon the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the parties hereto agree as follows:

1.  Services to Be Performed. DFA hereby employs, subject to approval by the Board of Directors of the Fund and supervision by DFA, DFA Australia to furnish, at DFA Australia's expense, the services described below with respect to the Portfolio:

a.  DFA Australia shall have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for the Portfolio. Such authority and responsibility shall include, without limitation, (i) providing investment and ancillary services for DFA and determining the best and most efficient means of purchasing and selling such portfolio securities in order to receive best price and execution, and (ii) allocating trades among brokers and dealers, including any affiliate of the Fund or of any investment advisor or affiliate thereof, subject to Section 17 of the Investment Company Act of 1940 (the "1940 Act"). In carrying out its obligations hereunder, DFA Australia will act with a view to the Portfolio's objectives, as set forth in the Fund's registration statement, and otherwise communicated to DFA Australia by DFA, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation as possible. DFA Australia shall not receive any commission or rebate from any broker or dealer to whom it allocates trades nor shall it receive any commission from DFA based upon the allocation of trades. DFA will advise DFA Australia of changes in the Fund's Articles of Amendment and Restatement, Amended and Restated By-Laws, and registration statement, and any objectives not appearing therein, as they may be relevant to DFA Australia's performance under this Agreement. DFA will furnish to DFA Australia reports on cash available for investment and needed for redemption payments. DFA shall be responsible to the Board of Directors of the Fund for the preparation of schedules of securities eligible for purchase and sale by the Portfolio ("execution schedules"), and shall prepare such schedules on at least a semi-annual basis, it being understood that DFA may consult with DFA Australia in connection therewith, and may delegate to DFA Australia the preparation of such schedules. On at least a semi-annual basis, DFA will review the Portfolio's holdings, make, itself or in consultation with DFA Australia, any necessary adjustments to the execution schedules, and review the securities trading process and executions. DFA Australia is authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by DFA, from time to time, or in specific cases. DFA Australia shall report the results of all trading activities and all such other information relating to portfolio transactions for the Portfolio as DFA may reasonably request, on a daily basis to DFA and any other entity designated by DFA, including, without limitation, the custodian of the Fund. DFA Australia shall review and coordinate its agency trading and execution strategies, practices, and results with DFA as frequently as reasonably requested.

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b.  DFA Australia shall maintain, and periodically review with DFA and the Fund, policies and procedures necessary to ensure the effectiveness of on-line communications systems between DFA Australia, DFA, and the Fund.

c.  DFA Australia shall periodically provide DFA with data concerning the Asia Pacific markets, and it shall maintain and provide to DFA current financial information with respect to specific Asia Pacific securities on the execution schedules. DFA Australia shall also furnish DFA with advice and information regarding securities of Asia Pacific companies and shall provide DFA with such recommendations in connection with the investment therein by the Portfolio as DFA Australia shall deem necessary and advisable in light of the investment objective and policies of the Portfolio.

2.  Compensation. For the services provided by DFA Australia hereunder, DFA shall pay DFA Australia a fee equal to $13,000 (US) per year, to be paid on a quarterly basis. In the event that this Agreement is terminated at other than quarter-end, the fee for such quarter shall be prorated.

3.  Liability of DFA Australia. DFA Australia shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of DFA Australia in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

4.  Term. This Agreement shall become effective as of [           ], 2009, and shall remain in effect until [             ], 20    , unless sooner terminated as hereinafter provided and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved, at least annually, by: (a) the vote of a majority of the Fund's Directors, or (b) the vote of a majority of the outstanding voting securities of the Portfolio, and (c) the vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party (except as Directors of the Fund) cast in person at a meeting called for the purpose of voting on such approval. The terms "interested persons" and "vote of a majority of the outstanding voting securities" shall have the meanings respectively set forth in Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

This Agreement may be terminated by DFA or by DFA Australia at any time, without penalty, on ninety (90) days' written notice to the other party hereto, and may also be terminated at any time without penalty by the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to DFA Australia by the Fund.

This Agreement shall automatically terminate in the event of its assignment. The term "assignment" for this purpose shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

This Agreement shall automatically terminate with respect to the Portfolio in the event that the Investment Advisory Agreement for the Portfolio between DFA and the Fund is terminated, assigned, or not renewed.

5.  DFA Australia will promptly notify DFA and the Fund of any change in the composition of its Board of Directors.

6.  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices.

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IN WITNESS WHEREOF, DFA, DFA Australia, and the Fund have caused this Agreement to be executed as of the day and year above written.

DIMENSIONAL FUND ADVISORS LP

By:	Dimensional Holdings Inc., General Partner

By:	________________________________________

Name Title

DFA AUSTRALIA LIMITED

By:	________________________________________

Name Title

DFA INVESTMENT DIMENSIONS GROUP INC.

By:	________________________________________

Name Title

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Exhibit C-2

Proposed Form of Sub-Advisory Agreement with DFAL for the VA International Value Portfolio

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT dated this [         ] day of [                 ], 2009 among DFA Investment Dimensions Group Inc., a Maryland corporation (the "Fund"), DIMENSIONAL FUND ADVISORS LP, a Delaware limited partnership ("DFA") and DIMENSIONAL FUND ADVISORS LTD., a company organized under the laws of England ("DFAL").

WHEREAS, DFA is the investment advisor to all the portfolios of the Fund, including VA International Value Portfolio (the "Portfolio"); and

WHEREAS, the Portfolio invests in United Kingdom and European securities as categorized, defined and limited in accordance with the Fund's prospectus; and

WHEREAS, DFAL personnel have expertise in certain business areas pertinent to the business operations of the Portfolio and the selection of brokers or dealers and the execution of trades with respect to United Kingdom and European securities; and

WHEREAS, DFA wishes to retain DFAL as sub-advisor with respect to the Portfolio, and DFAL wishes to act as sub-advisor, upon the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the parties hereto agree as follows:

1.  Services To Be Performed. DFA hereby employs, subject to approval by the Board of Directors of the Fund and supervision by DFA, DFAL to furnish, at DFAL's expense, the services described below with respect to the Portfolio:

a.  DFAL shall have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for the Portfolio. Such authority and responsibility shall include, without limitation, the maintenance of a trading desk; the determination of the best and most efficient means of purchasing and selling such portfolio securities in order to achieve best price and execution; and the allocation of trades among brokers and dealers, including any affiliate of the Fund or of any investment advisor or affiliate thereof, subject to Section 17 of the Investment Company Act of 1940, as amended. In carrying out its obligations hereunder, DFAL will act with a view to the Portfolio's objectives as set forth in the Fund's prospectus and otherwise communicated to DFAL by DFA, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation in the market prices of stocks being purchased or sold as reasonably possible under prevailing market circumstances as well as in light of the size of the transaction being executed. DFA will advise DFAL of changes in the Fund's Articles of Amendment and Restatement, amended and restated bylaws, and prospectus and any objectives not appearing therein as they may be relevant to DFAL's performance under this Agreement. DFA will furnish to DFAL reports on cash available for investment and needed for redemption payments. DFA shall be responsible to the Fund for the preparation of schedules of securities eligible for purchase and sale by the Portfolio ("execution schedules"), and shall prepare such schedules on at least a semi-annual basis, it being understood that DFA may consult with DFAL in connection therewith, and may delegate to DFAL the preparation of such schedules. On at least a semi-annual basis DFA will review the Portfolio's holdings, make, itself or in consultation with DFAL, any necessary adjustments to the execution schedules and review the securities trading process and executions. DFAL is authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by DFA from time to time or in specific cases. DFAL shall report the results of all trading activities and all such other information relating to portfolio transactions for the Portfolio as DFA may reasonably request, on a daily basis to DFA and any other entity designated by DFA, including without limitation the custodian of the Fund. DFAL shall review and coordinate its agency trading and execution strategies, practices and results with DFA as frequently as reasonably requested.

b.  DFAL shall maintain, and periodically review with DFA and the Fund, policies and procedures necessary to ensure the effectiveness of on-line communications systems between DFAL, DFA and the Fund.

C-2(1)

c.  DFAL shall periodically provide DFA with data concerning the United Kingdom and European equity market; and it shall maintain and provide to DFA current financial information with respect to specific United Kingdom and European equity market stocks on the execution schedules. DFAL shall also furnish DFA with advice and information regarding securities of United Kingdom and European equity market small companies and shall provide DFA with such recommendations in connection with the investment therein by the Portfolio as DFAL shall deem necessary and advisable in light of the investment objective and policies of the Portfolio.

3.  Compensation. For the services provided by DFAL hereunder DFA shall pay DFAL a fee equal to $13,000 (US) per year, to be paid on a quarterly basis. In the event that this Agreement is terminated at other than quarter-end, the fee for such quarter shall be prorated.

4.  Liability of DFAL. Except as provided by the next sentence, DFAL shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DFAL in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The foregoing sentence does not apply to any liability which DFAL may have arising out of the execution by it or any of its employees, officers or agents of portfolio transactions for the Account.

5.  Term. This Agreement shall become effective as of [                  ], 2009 and shall remain in effect until [                    ], 20   unless sooner terminated as hereinafter provided and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved, at least annually, by (a) the vote of a majority of the Fund's Directors, or (b) the vote of a majority of the outstanding voting securities of the Portfolio and (c) the vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party (except as Directors of the Fund) cast in person at a meeting called for the purpose of voting on such approval. The terms "interested persons" and "vote of a majority of the outstanding voting securities" shall have the meanings respectively set forth in Section 2(a)(19) and Section 2(a)(42) of the Investment Company Act of 1940.

This Agreement may be terminated by DFA or by DFAL at any time without penalty on ninety (90) days' written notice to the other party hereto, and may also be terminated at any time without penalty by the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to DFAL by the Fund.

This Agreement shall automatically terminate in the event of its assignment. The term "assignment" for this purpose shall have the meaning set forth in Section 2(a)(4) of the Investment Company of 1940.

This Agreement shall automatically terminate with respect to the Portfolio in the event that the Investment Advisory Agreement for the Portfolio between DFA and the Fund is terminated, assigned or not renewed.

6.  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices.

7.  Governing Law and Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any U.S. federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act") and any rules and regulations promulgated thereunder. The parties agree and consent to the jurisdiction of the State and federal courts of Maryland.

8.  Schedules. Schedules to this Agreement form a part of it.

[signature page follows]

C-2(2)

IN WITNESS WHEREOF, DFA, DFAL and the Fund have caused this Agreement to be executed as of the day and year above written.

DIMENSIONAL FUND ADVISORS LP, By Dimensional Holdings Inc., General Partner

By: __________________________________________________________________

Name: ________________________________________________________________

Title: ________________________________________________________________

DIMENSIONAL FUND ADVISORS LTD.

By: __________________________________________________________________

Name: ________________________________________________________________

Title: ________________________________________________________________

DFA INVESTMENT DIMENSIONS GROUP INC.

By: __________________________________________________________________

Name: ________________________________________________________________

Title: ________________________________________________________________

C-2(3)

Schedule to Sub-Advisory Agreement

CUSTOMER CATEGORISATION

DFAL is authorised and regulated by the Financial Services Authority in the United Kingdom (the FSA"). DFAL has categorised DFA as a Professional Client (as defined in the FSA Rules) and DFAL will provide its services hereunder on that basis.

DFA has the right to request DFAL to categorise it as a retail client (as defined in the FSA Rules) either generally or in specific circumstances. However, if DFA were to request to be categorized as a retail client, DFAL would not be able to provide the services outlined in the Agreement as DFAL does not provide services to retail clients.

Any reference to "FSA Rules" shall means the rules, guidance, principles and codes comprised in the Handbook of Rules and Guidance issued by the FSA.

The parties understand and agree that such categorization is not intended to, and does not, affect the relationship between and among the parties under the 1940 Act or the Advisers Act.

C-2(4)

Exhibit C-3

List of Executive Officers of DFA Australia

Chairman Director and Chief Executive Officer	J. Glenn Crane

Director, Vice President, Chief Operating Officer and Secretary (Co-)	Andrew Cain

Chief Investment Officer and Vice President	Eduardo Repetto

Vice President, Senior Portfolio Manager	Graham Lennon

Vice President, Controller and Compliance Manager	Stephen Palmer

Director, Chief Financial Officer, Vice President and Treasurer	Dave Martin

Director, Vice President and Secretary	Catherine L. Newell

Vice President/Assistant Secretary	Valerie A. Brown

Vice President/Assistant Secretary	Richard A. Eustice

Vice President	Robert T. Deere

Vice President	Karen E. Umland

Vice President	David A. Plecha

Vice President	Steve Garth

Vice President	Stephen A. Clark

Vice President	Henry F. Gray

Vice President	John Romiza

Global Chief Compliance Officer	Christopher S. Crossan

Operations Manager	Carolin Ghali

C-3(1)

Exhibit C-4

List of Executive Officers of DFAL

Chairman, Director and Chief Executive Officer	David M. Salisbury

Chief Operating Officer	Richard A. Eustice

Vice President, Chief Financial Officer and Treasurer	David R. Martin

Vice President	Garrett Quigley

Vice President and Secretary	Catherine L. Newell

Vice President and Assistant Secretary	Valerie A. Brown

Vice President	Karen E. Umland

Vice President	David A. Plecha

Vice President	Samuel C. Adams

Vice President	Akbar Ali

Vice President	John Romiza

Global Chief Compliance Officer	Christopher S. Crossan

Vice President and Head of Finance and Compliance	Anthony Rossdale

Assistant Secretary	Heidi Menning

Compliance Officer	Jonathan Ward

C-4(1)

Exhibit D

Number of Outstanding Shares of each Fund as of March 27, 2009

Fund	Number of Outstanding Shares
VA Global Bond Portfolio	7,684,880.181
VA International Small Portfolio	6,858,981.817
VA International Value Portfolio	7,374,605.492
VA U.S. Large Value Portfolio (formerly, VA Large Value Portfolio)	8,621,402.595
VA Short-Term Fixed Portfolio	7,698,627.479
VA U.S. Targeted Value Portfolio (formerly, VA Small Value Portfolio)	8,685,903.290

D(1)

Exhibit E

Principal Holders of Shares of the Funds as of March 26, 2009

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
VA Global Bond Portfolio	Monumental Life Insurance Company	6,207,928.058	80.67%
	Products Dimensional VA
	ATTN: MS 4410
	4333Edgewood RD NE
	Cedar Rapids, IA 52499-0001
	Sun Life Financial Insurance and	570,150.191	7.41%
	Annuity Company (Bermuda) LTD
	Separate Accts 523 & 524
	ATTN: Elaine Furbert
	41A Cedar Ave., Argyle House
	Hamilton HM12 Bermuda
	Monumental Life Insurance Company	503,255.906	6.54%
	Advisors Edge Select Symmetry
	ATTN: MS 4410
	4333 Edgewood RD NE
	Cedar Rapids, IA 52499-0001
VA International Small Portfolio	Monumental Life Insurance Company	5,057,174.217	73.72%
	Products Dimensional VA
	ATTN: MS 4410
	4333 Edgewood RD NE
	Cedar Rapids, IA 52499-0001
	Sun Life Financial Insurance and	688,010.775	10.03%
	Annuity Company (Bermuda) LTD
	Separate Accts 523 & 524
	ATTN: Elaine Furbert
	41A Cedar Ave., Argyle House
	Hamilton HM12 Bermuda
VA International Value Portfolio	Monumental Life Insurance Company	5,825,962.765	78.81%
	Products Dimensional VA
	ATTN: MS 4410
	4333 Edgewood RD NE
	Cedar Rapids, IA 52499-0001
	TRANAMERICA Life Insurance Company	439,635.786	5.95%
	Product BOLI/COLI VUL-Advantage V
	ATTN: Maildrop 4410
	4333 Edgewood RD NE
	Cedar Rapids, IA 52499-0001
VA U.S. Large Value Portfolio
(formerly, VA Large Value Portfolio)	Monumental Life Insurance Company	6,696,494.023	78.38%
	Products Dimensional VA
	ATTN: MS 4410
	4333 Edgewood RD NE
	Cedar Rapids, IA 52499-0001
	Sun Life Financial Insurance and	526,946.142	6.17%
	Annuity Company (Bermuda) LTD
	Separate Accts 523 & 524
	ATTN: Elaine Furbert
	41A Cedar Ave., Argyle House
	Hamilton HM12 Bermuda

E(1)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
VA Short-Term Fixed Portfolio	Monumental Life Insurance Company	6,154,617.931	79.85%
	Products Dimensional VA
	ATTN: MS 4410
	4333 Edgewood RD NE
	Cedar Rapids, IA 52499-0001
	Sun Life Financial Insurance and	603,342.193	7.83%
	Annuity Company (Bermuda) LTD
	Separate Accts 523 & 524
	ATTN: Elaine Furbert
	41A Cedar Ave., Argyle House
	Hamilton HM12 Bermuda
	Monumental Life Insurance Company	536,576.403	6.96%
	Advisors Edge Select Symmetry
	ATTN: MS 4410
	4333 Edgewood RD NE
	Cedar Rapids, IA 52499-0001
VA U.S. Targeted Value Portfolio
(formerly, VA Small Value Portfolio)	Monumental Life Insurance Company	6,734,267.298	77.51%
	Products Dimensional VA
	ATTN: MS 4410
	4333 Edgewood RD NE
	Cedar Rapids, IA 52499-0001

E(2)

[FORM OF PROXY CARD]

DFA INVESTMENT DIMENSIONS GROUP INC.

VA U.S. Large Value Portfolio

VA U.S. Targeted Value Portfolio

VA International Value Portfolio

VA International Small Portfolio

VA Short-Term Fixed Portfolio

VA Global Bond Portfolio

For the Special Joint Meeting of Shareholders to be held on June 2, 2009

The undersigned shareholder(s) of DFA Investment Dimensions Group Inc. (the “Company”) hereby appoint(s) Catherine L. Newell, Valerie A. Brown, and Patrick M. Keating, each with full power of substitution, the proxy or proxies to: (i) attend the Special Joint Meeting of Shareholders of the Company (the “Meeting”) to be held at the principal offices of the Company at 6300 Bee Cave Road, Building One, Austin, Texas 78746, on Tuesday, June 2, 2009, at 9:00 a.m. (Central Time), and any adjournments or postponements thereof; and (ii) vote all of the shares of the Company that the signer would be entitled to vote if personally present at the Meeting. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side and any other matters that may arise at the Meeting. The undersigned acknowledges receipt of the Notice of Special Joint Meeting of Shareholders and the Proxy Statement, dated April 7, 2009.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side with respect to the proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares “FOR” Proposals 1-5, as applicable. The proxies are authorized in their discretion to vote upon such matters as may come before the Meeting or any adjournments or postponements thereof.

	Signature	Date

	Signature (if held jointly)	Date
[ADDRESS LINE 1]
[ADDRESS LINE 2]
[ADDRESS LINE 3]	Title if a corporation, partnership, or other entity
[ADDRESS LINE 4]
[ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

Note: Please sign this proxy exactly as your name or names appear on the account (as appears to the left). Each joint tenant should sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title as such. If a corporation, please sign in full corporate name by an authorized officer, and if a partnership, please sign in full partnership name by authorized person.

• FOLD HERE •

This proxy is solicited by the Board of Directors of the Company, which unanimously recommends that you vote

“FOR” the Proposals.

To vote by Telephone:

1)	Read the Proxy Statement and have your Proxy Card at hand.	Control Number:
2)	Call toll-free 1-866-458-9863 and enter the control number that appears in the box to the right.
3)	Follow the simple instructions.

To vote by Internet:		Check Digit:

1)	Read the Proxy Statement and have your Proxy Card at hand.
2)	Log on to www.myproxyonline.com and enter the control number and check digit that appears in the box to the right.
3)	Follow the simple instructions.

To vote by Mail:

1)	Read the Proxy Statement.
2)	Vote on the reverse side, sign and date where indicated above, and return the Proxy Card in the postage-paid envelope provided.

We encourage you to vote by telephone or Internet using the control number and check digit that appears above. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

VA U.S. Large Value Portfolio

VA U.S. Targeted Value Portfolio

VA International Value Portfolio

VA International Small Portfolio

VA Short-Term Fixed Portfolio

VA Global Bond Portfolio

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. If no specification is made, the shares represented by this proxy will be voted “FOR” Proposals 1 through 5, if applicable. Your proxy is important to assure a quorum at the Meeting of Shareholders, whether or not you plan to attend the Meeting in person. Voting now will not affect your right to attend the Meeting and vote in person; you may revoke this proxy at any time.

To vote, mark one box per proposal in blue or black ink. Example:

PROPOSALS

1.	Election of Eight Directors	For All	Withhold All	For All, Except

	(01) David G. Booth; (02) George M. Constantinides; (03) John P. Gould; (04) Roger G. Ibbotson; (05) Robert C. Merton; (06) Myron S. Scholes; (07) Eduardo A. Repetto; and (08) Abbie J. Smith	☐	☐	☐

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER ON THE LINE BELOW.

		For	Against	Abstain

2.	Approval of Articles of Amendment and Restatement for the Company	☐	☐	☐

PROPOSALS 3 AND 4.    AMENDMENT OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

YOU MAY VOTE ON THE PROPOSED CHANGES IN PROPOSALS 3 AND 4 AS A GROUP OR INDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

VOTE ON CHANGES AS A GROUP—TO VOTE FOR OR AGAINST ALL OF THE PROPOSED CHANGES, OR TO ABSTAIN WITH RESPECT TO ALL OF THE CHANGES, PLEASE MARK THE APPROPRIATE BOX BELOW:

For All	Against All	Abstain From All
☐	☐	☐

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY—TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, AND ONE BOX PER SUB-PROPOSAL:

3.                           Proposal to amend the Fund’s fundamental investment restrictions with respect to:

	For	Against	Abstain

3(a) Borrowing Money	☐	☐	☐

3(b) Making Loans	☐	☐	☐

3(c) Investing in Real Estate	☐	☐	☐

3(d) Investing in Commodities	☐	☐	☐

3(e) Diversification of Investments	☐	☐	☐

4.                           Proposal to eliminate the Fund’s fundamental investment restrictions with respect to:

	For	Against	Abstain

4(a) Pledging, Mortgaging, or Hypothecating Assets	☐	☐	☐

4(b) Purchasing Securities on Margin	☐	☐	☐

4(c) Investing in Restricted or Illiquid Securities	☐	☐	☐

4(d) Investing for the Purpose of Exercising Control	☐	☐	☐

4(e) Investing in Other Investment Companies	☐	☐	☐

4(f) Management Ownership of Securities of an Issuer	☐	☐	☐

4(g) Investing in Oil, Gas, or Mineral Exploration, Leases or Development Programs	☐	☐	☐

4(h) Investing in Warrants	☐	☐	☐

4(i) Writing or Acquiring Options	☐	☐	☐

5.                                       Proposal to Approve the Sub-Advisory Agreements for the VA International Value Portfolio only

	For	Against	Abstain

5(a) Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	☐	☐	☐

5(b) Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	☐	☐	☐

Please check this box if you plan to attend the Meeting.

“Scanner Bar Code”

TAG ID:	CUSIP: